REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

CMFG Life Insurance Company and

Policyholders of CMFG Variable Life Insurance Account

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the subaccounts of CMFG Variable Life Insurance Account (the “Account”) listed in Appendix A, as of December 31, 2022, the related statements of operations, the statements of changes in net assets, the financial highlights for each of the periods presented in Appendix A, and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts comprising the Account as of December 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of all securities owned as of December 31, 2022, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

March 2, 2023

We have served as the auditor of CMFG Variable Life Insurance Account since 2004.

CMFG Variable Life Insurance Account

Appendix A

Subaccounts	Statements of Assets and Liabilities as of	Statements of Operations for the	Statements of Changes in Net Assets for the	Financial Highlights for the

Templeton Developing Markets VIP Fund, Class 2, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

MFS® Strategic Income Portfolio, Initial Class, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

T. Rowe Price International Stock Portfolio, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

Ultra Series Aggressive Allocation Fund, Class I, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

Ultra Series Core Bond Fund, Class I, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

Ultra Series Conservative Allocation Fund, Class I, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

Ultra Series Diversified Income Fund, Class I, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

Ultra Series High Income Fund, Class I, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

Ultra Series International Stock Fund, Class I, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

Ultra Series Large Cap Growth Fund, Class I, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

Ultra Series Large Cap Value Fund, Class I, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

Ultra Series Mid Cap Fund, Class I, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

Ultra Series Moderate Allocation Fund, Class I, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

Vanguard VIF Money Market Portfolio, Subaccount	December 31, 2022	Year Ended December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

CMFG Variable Life Insurance Account

Statements of Assets and Liabilities

As of December 31, 2022

	Templeton Developing Markets VIP Fund, Class 2, Subaccount	MFS® Strategic Income Portfolio, Initial Class, Subaccount	Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	T. Rowe Price International Stock Portfolio, Subaccount
Assets
Investments in mutual funds at fair value	$6,120	$148,894	$6,024	$5,072,047
Total assets	6,120	148,894	6,024	5,072,047
Liabilities	-	-	-	-
Net assets	$6,120	$148,894	$6,024	$5,072,047
Net assets
Net assets: type 1	$-	$148,785	$-	$5,013,047
Net assets: type 2	6,120	109	6,024	59,000
Total net assets	$6,120	$148,894	$6,024	$5,072,047
Number of shares outstanding	820	18,428	1,529	388,961
Net asset value per share	$7.46	$8.08	$3.94	$13.04
Cost of mutual fund shares	$6,242	$182,413	$8,114	$5,620,082

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount	Ultra Series Core Bond Fund, Class I, Subaccount	Ultra Series Conservative Allocation Fund, Class I, Subaccount	Ultra Series Diversified Income Fund, Class I, Subaccount
Assets
Investments in mutual funds at fair value	$1,218,090	$4,017,278	$158,711	$52,432,208
Total assets	1,218,090	4,017,278	158,711	52,432,208
Liabilities	-	-	-	-
Net assets	$1,218,090	$4,017,278	$158,711	$52,432,208
Net assets
Net assets: type 1	$-	$2,497,548	$-	$44,803,583
Net assets: type 2	1,218,090	1,519,730	158,711	7,628,625
Total net assets	$1,218,090	$4,017,278	$158,711	$52,432,208
Number of shares outstanding	173,108	490,175	18,433	3,259,412
Net asset value per share	$7.04	$8.20	$8.61	$16.09
Cost of mutual fund shares	$1,576,370	$4,948,166	$185,686	$58,215,125

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Assets and Liabilities (continued)

As of December 31, 2022

	Ultra Series High Income Fund, Class I, Subaccount	Ultra Series International Stock Fund, Class I, Subaccount	Ultra Series Large Cap Growth Fund, Class I, Subaccount	Ultra Series Large Cap Value Fund, Class I, Subaccount
Assets
Investments in mutual funds at fair value	$739,901	$2,281,077	$47,959,847	$66,495,535
Total assets	739,901	2,281,077	47,959,847	66,495,535
Liabilities	-	-	-	-
Net assets	$739,901	$2,281,077	$47,959,847	$66,495,535
Net assets
Net assets: type 1	$-	$-	$37,346,550	$58,052,338
Net assets: type 2	739,901	2,281,077	10,613,297	8,443,197
Total net assets	$739,901	$2,281,077	$47,959,847	$66,495,535
Number of shares outstanding	104,431	243,175	2,552,712	2,848,238
Net asset value per share	$7.09	$9.38	$18.79	$23.35
Cost of mutual fund shares	$930,943	$2,666,593	$53,114,482	$73,832,425

	Ultra Series Mid Cap Fund, Class I, Subaccount	Ultra Series Moderate Allocation Fund, Class I, Subaccount	Vanguard VIF Money Market Portfolio, Subaccount
Assets
Investments in mutual funds at fair value	$23,915,072	$2,128,858	$1,475,414
Total assets	23,915,072	2,128,858	1,475,414
Liabilities	-	-	-
Net assets	$23,915,072	$2,128,858	$1,475,414
Net assets
Net assets: type 1	$12,463,589	$-	$548,738
Net assets: type 2	11,451,483	2,128,858	926,676
Total net assets	$23,915,072	$2,128,858	$1,475,414
Number of shares outstanding	1,514,974	261,701	1,475,414
Net asset value per share	$15.79	$8.13	$1.00
Cost of mutual fund shares	$25,308,195	$2,634,501	$1,475,414

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Operations

For the Year Ended December 31, 2022

	Templeton Developing Markets VIP Fund, Class 2, Subaccount	MFS® Strategic Income Portfolio, Initial Class, Subaccount	Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	T. Rowe Price International Stock Portfolio, Subaccount
Investment income (loss)
Dividend income	$193	$5,785	$-	$41,183
Mortality and expense charges (note 3)	(65)	(1,515)	(57)	(48,416)
Net investment income (loss)	128	4,270	(57)	(7,233)
Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(80)	(3,646)	(119)	(35,006)
Realized gain distributions	559	1,624	-	124,420
Net realized gain (loss) on investments	479	(2,022)	(119)	89,414
Net change in unrealized appreciation (depreciation) on investments	(2,779)	(30,169)	(700)	(1,148,396)
Net increase (decrease) in net assets resulting from operations	$(2,172)	$(27,921)	$(876)	$(1,066,215)

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount	Ultra Series Core Bond Fund, Class I, Subaccount	Ultra Series Conservative Allocation Fund, Class I, Subaccount	Ultra Series Diversified Income Fund, Class I, Subaccount
Investment income (loss)
Dividend income	$22,797	$112,364	$3,193	$1,210,040
Mortality and expense charges (note 3)	(11,394)	(38,301)	(1,541)	(488,862)
Net investment income (loss)	11,403	74,063	1,652	721,178
Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(6,471)	(49,038)	(1,498)	(7,165)
Realized gain distributions	99,570	18,510	4,562	4,937,902
Net realized gain (loss) on investments	93,099	(30,528)	3,064	4,930,737
Net change in unrealized appreciation (depreciation) on investments	(318,276)	(710,686)	(31,602)	(10,725,142)
Net increase (decrease) in net assets resulting from operations	$(213,774)	$(667,151)	$(26,886)	$(5,073,227)

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Operations (continued)

For the Year Ended December 31, 2022

	Ultra Series High Income Fund, Class I, Subaccount	Ultra Series International Stock Fund, Class I, Subaccount	Ultra Series Large Cap Growth Fund, Class I, Subaccount	Ultra Series Large Cap Value Fund, Class I, Subaccount
Investment income (loss)
Dividend income	$36,817	$17,486	$190,782	$1,584,298
Mortality and expense charges (note 3)	(6,969)	(20,678)	(453,221)	(612,124)
Net investment income (loss)	29,848	(3,192)	(262,439)	972,174
Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(12,336)	(11,374)	(32,282)	(117,413)
Realized gain distributions	-	19,889	3,409,239	5,317,315
Net realized gain (loss) on investments	(12,336)	8,515	3,376,957	5,199,902
Net change in unrealized appreciation (depreciation) on investments	(105,893)	(499,629)	(11,339,495)	(10,470,070)
Net increase (decrease) in net assets resulting from operations	$(88,381)	$(494,306)	$(8,224,977)	$(4,297,994)

	Ultra Series Mid Cap Fund, Class I, Subaccount	Ultra Series Moderate Allocation Fund, Class I, Subaccount	Vanguard VIF Money Market Portfolio, Subaccount
Investment income (loss)
Dividend income	$-	$41,136	$22,148
Mortality and expense charges (note 3)	(221,822)	(20,152)	(13,289)
Net investment income (loss)	(221,822)	20,984	8,859
Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	40,125	(11,877)	-
Realized gain distributions	2,227,606	151,850	48
Net realized gain (loss) on investments	2,267,731	139,973	48
Net change in unrealized appreciation (depreciation) on investments	(6,057,150)	(520,425)	-
Net increase (decrease) in net assets resulting from operations	$(4,011,241)	$(359,468)	$8,907

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Changes in Net Assets

For the Years Ended December 31,

	Templeton Developing Markets VIP Fund, Class 2, Subaccount		MFS® Strategic Income Portfolio, Initial Class, Subaccount
	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$128	$(8)	$4,270	$4,596
Net realized gain (loss) on investments	479	1,590	(2,022)	8,780
Net change in unrealized appreciation (depreciation) on investments	(2,779)	(2,106)	(30,169)	(14,375)
Net increase (decrease) in net assets resulting from operations	(2,172)	(524)	(27,921)	(999)
Contract transactions
Payments received from contract owners	-	-	-	-
Transfers between subaccounts (including fixed accounts), net	-	(8)	(245)	22
Payment for contract benefits and terminations	(769)	(3,210)	(4,270)	(4,585)
Contract charges and fees	(203)	(318)	(18,099)	(15,433)
Net increase (decrease) in net assets from contract transactions	(972)	(3,536)	(22,614)	(19,996)
Total increase (decrease) in net assets	(3,144)	(4,060)	(50,535)	(20,995)
Net assets
Beginning of period	9,264	13,324	199,429	220,424
End of period	$6,120	$9,264	$148,894	$199,429

	Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount		T. Rowe Price International Stock Portfolio, Subaccount
	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$(57)	$278	$(7,233)	$(22,577)
Net realized gain (loss) on investments	(119)	(88)	89,414	536,298
Net change in unrealized appreciation (depreciation) on investments	(700)	(526)	(1,148,396)	(472,712)
Net increase (decrease) in net assets resulting from operations	(876)	(336)	(1,066,215)	41,009
Contract transactions
Payments received from contract owners	-	-	320,176	334,952
Transfers between subaccounts (including fixed accounts), net	(13)	5	(336)	(13,248)
Payment for contract benefits and terminations	(85)	(281)	(249,384)	(326,772)
Contract charges and fees	(196)	(282)	(352,981)	(355,694)
Net increase (decrease) in net assets from contract transactions	(294)	(558)	(282,525)	(360,762)
Total increase (decrease) in net assets	(1,170)	(894)	(1,348,740)	(319,753)
Net assets
Beginning of period	7,194	8,088	6,420,787	6,740,540
End of period	$6,024	$7,194	$5,072,047	$6,420,787

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount		Ultra Series Core Bond Fund, Class I, Subaccount
	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$11,403	$25,489	$74,063	$68,686
Net realized gain (loss) on investments	93,099	44,695	(30,528)	70,397
Net change in unrealized appreciation (depreciation) on investments	(318,276)	46,056	(710,686)	(266,607)
Net increase (decrease) in net assets resulting from operations	(213,774)	116,240	(667,151)	(127,524)
Contract transactions
Payments received from contract owners	69,016	69,756	257,408	272,613
Transfers between subaccounts (including fixed accounts), net	1,384	5,296	(42,476)	125,754
Payment for contract benefits and terminations	(10,374)	(9,947)	(106,197)	(292,474)
Contract charges and fees	(28,696)	(27,251)	(287,695)	(306,357)
Net increase (decrease) in net assets from contract transactions	31,330	37,854	(178,960)	(200,464)
Total increase (decrease) in net assets	(182,444)	154,094	(846,111)	(327,988)
Net assets
Beginning of period	1,400,534	1,246,440	4,863,389	5,191,377
End of period	$1,218,090	$1,400,534	$4,017,278	$4,863,389

	Ultra Series Conservative Allocation Fund, Class I, Subaccount		Ultra Series Diversified Income Fund, Class I, Subaccount
	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$1,652	$2,069	$721,178	$533,499
Net realized gain (loss) on investments	3,064	2,382	4,930,737	6,970,884
Net change in unrealized appreciation (depreciation) on investments	(31,602)	775	(10,725,142)	63,898
Net increase (decrease) in net assets resulting from operations	(26,886)	5,226	(5,073,227)	7,568,281
Contract transactions
Payments received from contract owners	4,636	4,962	2,258,043	2,312,352
Transfers between subaccounts (including fixed accounts), net	(75)	167	185,874	107,781
Payment for contract benefits and terminations	(131)	(431)	(2,439,043)	(3,315,259)
Contract charges and fees	(15,578)	(16,687)	(2,781,312)	(2,830,130)
Net increase (decrease) in net assets from contract transactions	(11,148)	(11,989)	(2,776,438)	(3,725,256)
Total increase (decrease) in net assets	(38,034)	(6,763)	(7,849,665)	3,843,025
Net assets
Beginning of period	196,745	203,508	60,281,873	56,438,848
End of period	$158,711	$196,745	$52,432,208	$60,281,873

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series High Income Fund, Class I, Subaccount		Ultra Series International Stock Fund, Class I, Subaccount
	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$29,848	$29,134	$(3,192)	$1,113
Net realized gain (loss) on investments	(12,336)	(5,279)	8,515	184,271
Net change in unrealized appreciation (depreciation) on investments	(105,893)	4,319	(499,629)	(244,988)
Net increase (decrease) in net assets resulting from operations	(88,381)	28,174	(494,306)	(59,604)
Contract transactions
Payments received from contract owners	32,172	31,640	125,538	125,604
Transfers between subaccounts (including fixed accounts), net	(16,752)	33,570	115,387	85,807
Payment for contract benefits and terminations	(25,488)	(56,022)	(63,563)	(108,594)
Contract charges and fees	(27,815)	(29,269)	(75,884)	(81,469)
Net increase (decrease) in net assets from contract transactions	(37,883)	(20,081)	101,478	21,348
Total increase (decrease) in net assets	(126,264)	8,093	(392,828)	(38,256)
Net assets
Beginning of period	866,165	858,072	2,673,905	2,712,161
End of period	$739,901	$866,165	$2,281,077	$2,673,905

	Ultra Series Large Cap Growth Fund, Class I, Subaccount		Ultra Series Large Cap Value Fund, Class I, Subaccount
	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$(262,439)	$(297,516)	$972,174	$654,064
Net realized gain (loss) on investments	3,376,957	5,828,244	5,199,902	1,805,125
Net change in unrealized appreciation (depreciation) on investments	(11,339,495)	5,158,731	(10,470,070)	11,012,750
Net increase (decrease) in net assets resulting from operations	(8,224,977)	10,689,459	(4,297,994)	13,471,939
Contract transactions
Payments received from contract owners	1,660,364	1,803,266	2,978,822	3,117,583
Transfers between subaccounts (including fixed accounts), net	253,571	149,442	(218,987)	(143,221)
Payment for contract benefits and terminations	(2,087,443)	(2,348,090)	(3,248,365)	(3,771,770)
Contract charges and fees	(1,915,034)	(1,876,282)	(3,418,257)	(3,489,888)
Net increase (decrease) in net assets from contract transactions	(2,088,542)	(2,271,664)	(3,906,787)	(4,287,296)
Total increase (decrease) in net assets	(10,313,519)	8,417,795	(8,204,781)	9,184,643
Net assets
Beginning of period	58,273,366	49,855,571	74,700,316	65,515,673
End of period	$47,959,847	$58,273,366	$66,495,535	$74,700,316

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series		Ultra Series
	Mid Cap Fund,		Moderate Allocation
	Class I, Subaccount		Fund, Class I, Subaccount
	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$(221,822)	$(237,407)	$20,984	$37,497
Net realized gain (loss) on investments	2,267,731	3,697,641	139,973	69,691
Net change in unrealized appreciation (depreciation) on investments	(6,057,150)	2,496,622	(520,425)	46,256
Net increase (decrease) in net assets resulting from operations	(4,011,241)	5,956,856	(359,468)	153,444

Contract transactions
Payments received from contract owners	842,603	863,691	91,164	96,903
Transfers between subaccounts (including fixed accounts), net	20,178	(357,078)	740	30,145
Payment for contract benefits and terminations	(914,698)	(990,371)	(15,131)	(57,515)
Contract charges and fees	(876,868)	(891,105)	(97,342)	(89,641)
Net increase (decrease) in net assets from contract transactions	(928,785)	(1,374,863)	(20,569)	(20,108)
Total increase (decrease) in net assets	(4,940,026)	4,581,993	(380,037)	133,336

Net assets
Beginning of period	28,855,098	24,273,105	2,508,895	2,375,559
End of period	$23,915,072	$28,855,098	$2,128,858	$2,508,895

	Vanguard
	VIF Money Market
	Portfolio, Subaccount
	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$8,859	$(13,058)
Net realized gain (loss) on investments	48	95
Net change in unrealized appreciation (depreciation) on investments	-	-
Net increase (decrease) in net assets resulting from operations	8,907	(12,963)

Contract transactions
Payments received from contract owners	174,266	194,287
Transfers between subaccounts (including fixed accounts), net	58,610	196,214
Payment for contract benefits and terminations	(71,780)	(194,061)
Contract charges and fees	(184,113)	(192,328)
Net increase (decrease) in net assets from contract transactions	(23,017)	4,112
Total increase (decrease) in net assets	(14,110)	(8,851)

Net assets
Beginning of period	1,489,524	1,498,375
End of period	$1,475,414	$1,489,524

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Notes to Financial Statements

(1)	Organization

The CMFG Variable Life Insurance Account (“the Account”) is a separate account of CMFG Life Insurance Company (“the Company”). The Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”), as amended.

The Account was established to receive and invest net premiums paid by the contract owners to the Company under two flexible premium variable life insurance contract types issued by the Company: MEMBERS® Variable Universal Life and UltraVers ALL-LifeSM (type 1) and MEMBERS® Variable Universal Life II (type 2) (“contracts”).

The Account is divided into a number of subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each subaccount invests solely in a corresponding portfolio of one of the following funds, each an open-end investment management company registered with the SEC.

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets VIP Fund (1)

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio

Invesco Variable Insurance Funds

Invesco V.I. Global Strategic Income Fund(1)

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio

(1)   This subaccount is only available in the MEMBERS® Variable Universal Life II (type 2) product.

Ultra Series Fund

Aggressive Allocation Fund (1)

Core Bond Fund

Conservative Allocation Fund (1)

Diversified Income Fund

High Income Fund (1)

International Stock Fund (1)

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Fund

Moderate Allocation Fund (1)

Vanguard Variable Insurance Fund

Vanguard VIF Money Market Portfolio

The accompanying financial statements include only the contract owner assets, deposits, investment activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company. The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

(2)	Significant Accounting Policies

Basis of Presentation

The Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation

Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(2)	Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Account are included in the consolidated federal income tax return of CUNA Mutual Holding Company (“CMHC”), the Company’s ultimate parent, and its eligible subsidiaries. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). The Account’s activities are included in the Company’s taxable income. Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the contract owner’s account. Accordingly, no provision for income tax is currently recorded. If such taxes are incurred by the Company in the future, a tax provision may be recorded.

(3)	Fees and Charges

Contract Charges

In addition to charges for premium taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each contract and are included in contract charges and fees in the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Administrative Fee: The Company has primary responsibility for the administration of the Account and the contracts issued. As reimbursement for these expenses, the Company may assess each contract a monthly administrative fee which is processed through redemption of units. This fee on an annual basis is $0.45 per $1,000 of the amount specified in the contract for the first ten contract years. This fee is not assessed after ten contract years.

Surrender Charges: For the type 1 product, the sales and administrative expenses are incurred when a contract is issued and are deferred (deferred charges) until the contract is surrendered. Such charges are not collected at all if the contract is held for nine years, or if the insured dies during the first ten years.

For the type 2 product, in the event a contract owner surrenders a contract prior to nine years, the contract owner is assessed and the Company records a contractual surrender charge to compensate the Company for certain sales and administrative expenses. There are no surrender charges assessed after nine years. All outstanding contracts are past the nine year surrender charge period.

Cost of Insurance and Additional Benefits Provided: The Company is responsible for providing the insurance benefits stated in the contract. The cost of insurance is determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option selected by the contract owner, the benefit amount specified in the contract, and the cash value, all as described in the Account’s prospectus. Several riders are available on the contracts that provide additional benefits, including children’s insurance, guaranteed insurability, accidental death benefit, other insured term rider, and disability waiver of deductions or premium which can also impact the cost of insurance.

Account Charges

Mortality and Expense Risk Charge: The Company deducts a daily mortality and expense risk charge from the assets of the subaccount to compensate it for assuming certain mortality and expense risks at an annual rate of 0.90%. These charges are included in mortality and expense charges in the accompanying Statements of Operations of the applicable subaccount.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(4)	Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Account’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

The hierarchy requires the use of market observable information when available for assessing fair value.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(4)	Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2022. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2022 Assets, at Fair Value	Total
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$6,120
MFS® Strategic Income Portfolio, Initial Class, Subaccount	148,894
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	6,024
T. Rowe Price International Stock Portfolio, Subaccount	5,072,047
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,218,090
Ultra Series Core Bond Fund, Class I, Subaccount	4,017,278
Ultra Series Conservative Allocation Fund, Class I, Subaccount	158,711
Ultra Series Diversified Income Fund, Class I, Subaccount	52,432,208
Ultra Series High Income Fund, Class I, Subaccount	739,901
Ultra Series International Stock Fund, Class I, Subaccount	2,281,077
Ultra Series Large Cap Growth Fund, Class I, Subaccount	47,959,847
Ultra Series Large Cap Value Fund, Class I, Subaccount	66,495,535
Ultra Series Mid Cap Fund, Class I, Subaccount	23,915,072
Ultra Series Moderate Allocation Fund, Class I, Subaccount	2,128,858
Vanguard VIF Money Market Portfolio, Subaccount	1,475,414

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2021. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2021 Assets, at Fair Value	Total
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$9,264
MFS® Strategic Income Portfolio, Initial Class, Subaccount	199,429
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	7,194
T. Rowe Price International Stock Portfolio, Subaccount	6,420,787
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,400,534
Ultra Series Core Bond Fund, Class I, Subaccount	4,863,389
Ultra Series Conservative Allocation Fund, Class I, Subaccount	196,745
Ultra Series Diversified Income Fund, Class I, Subaccount	60,281,873
Ultra Series High Income Fund, Class I, Subaccount	866,165
Ultra Series International Stock Fund, Class I, Subaccount	2,673,905
Ultra Series Large Cap Growth Fund, Class I, Subaccount	58,273,366
Ultra Series Large Cap Value Fund, Class I, Subaccount	74,700,316
Ultra Series Mid Cap Fund, Class I, Subaccount	28,855,098
Ultra Series Moderate Allocation Fund, Class I, Subaccount	2,508,895
Vanguard VIF Money Market Portfolio, Subaccount	1,489,524

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the years ended December 31, 2022 and 2021.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(5)	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2022 are as follows:

Year Ended December 31, 2022	Purchases	Sales
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$755	$1,040
MFS® Strategic Income Portfolio, Initial Class, Subaccount	7,483	24,203
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	12	363
T. Rowe Price International Stock Portfolio, Subaccount	268,391	433,729
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	173,220	30,918
Ultra Series Core Bond Fund, Class I, Subaccount	244,660	331,046
Ultra Series Conservative Allocation Fund, Class I, Subaccount	11,481	16,414
Ultra Series Diversified Income Fund, Class I, Subaccount	6,478,739	3,596,097
Ultra Series High Income Fund, Class I, Subaccount	55,500	63,536
Ultra Series International Stock Fund, Class I, Subaccount	197,295	79,120
Ultra Series Large Cap Growth Fund, Class I, Subaccount	4,264,797	3,206,540
Ultra Series Large Cap Value Fund, Class I, Subaccount	7,327,845	4,945,144
Ultra Series Mid Cap Fund, Class I, Subaccount	2,571,337	1,494,339
Ultra Series Moderate Allocation Fund, Class I, Subaccount	233,909	81,645
Vanguard VIF Money Market Portfolio, Subaccount	161,164	175,273

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2021 are as follows:

Year Ended December 31, 2021	Purchases	Sales
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$326	$3,642
MFS® Strategic Income Portfolio, Initial Class, Subaccount	14,959	21,941
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	370	650
T. Rowe Price International Stock Portfolio, Subaccount	591,895	543,543
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	140,210	31,640
Ultra Series Core Bond Fund, Class I, Subaccount	376,548	432,497
Ultra Series Conservative Allocation Fund, Class I, Subaccount	9,549	17,688
Ultra Series Diversified Income Fund, Class I, Subaccount	7,723,080	4,563,334
Ultra Series High Income Fund, Class I, Subaccount	78,122	69,069
Ultra Series International Stock Fund, Class I, Subaccount	320,809	131,933
Ultra Series Large Cap Growth Fund, Class I, Subaccount	6,301,860	3,420,899
Ultra Series Large Cap Value Fund, Class I, Subaccount	3,673,925	5,405,057
Ultra Series Mid Cap Fund, Class I, Subaccount	3,566,985	1,784,164
Ultra Series Moderate Allocation Fund, Class I, Subaccount	198,030	115,272
Vanguard VIF Money Market Portfolio, Subaccount	289,571	298,423

CMFG Variable Life Insurance Account

Notes to Financial Statements

(6)	Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2022 and 2021 were as follows:

	Templeton		MFS®
	Developing		Strategic
	Markets VIP		Income Portfolio,
	Fund, Class 2,		Initial Class,
	Subaccount		Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2020	-	444	7,100	6
Units issued	-	-	-	-
Units redeemed	-	(113)	(649)	-
Units outstanding at December 31, 2021	-	331	6,451	6
Units issued	-	-	-	-
Units redeemed	-	(48)	(822)	(1)
Units outstanding at December 31, 2022	-	283	5,629	5

	Invesco V.I.		T. Rowe Price
	Global Strategic		International
	Income Fund,		Stock
	Non-Service Shares,		Portfolio,
	Subaccount		Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2020	-	1,552	209,537	4,455
Units issued	-	-	13,019	-
Units redeemed	-	(110)	(23,622)	(269)
Units outstanding at December 31, 2021	-	1,442	198,934	4,186
Units issued	-	-	13,970	-
Units redeemed	-	(64)	(24,444)	(524)
Units outstanding at December 31, 2022	-	1,378	188,460	3,662

	Ultra Series		Ultra Series
	Aggressive		Core Bond
	Allocation		Fund,
	Fund, Class I,		Class I,
	Subaccount		Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2020	-	72,636	59,880	87,557
Units issued	-	6,885	3,886	94,906
Units redeemed	-	(4,866)	(8,415)	(92,380)
Units outstanding at December 31, 2021	-	74,655	55,351	90,083
Units issued	-	6,596	3,668	97,249
Units redeemed	-	(4,738)	(6,616)	(98,873)
Units outstanding at December 31, 2022	-	76,513	52,403	88,459

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	Ultra Series		Ultra Series
	Conservative		Diversified
	Allocation Fund,		Income
	Class I,		Fund, Class I,
	Subaccount		Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2020	-	12,334	361,220	296,692
Units issued	-	298	16,430	67,819
Units redeemed	-	(1,025)	(39,198)	(84,839)
Units outstanding at December 31, 2021	-	11,607	338,452	279,672
Units issued	-	306	15,265	63,684
Units redeemed	-	(1,027)	(32,590)	(75,120)
Units outstanding at December 31, 2022	-	10,886	321,127	268,236

	Ultra Series		Ultra Series
	High Income		International
	Fund,		Stock Fund,
	Class I,		Class I,
	Subaccount		Subaccount
	Type 1 ^	Type 2	Type 1 ^	Type 2
Units outstanding at December 31, 2020	-	35,472	-	90,285
Units issued	-	37,566	-	102,320
Units redeemed	-	(38,336)	-	(101,594)
Units outstanding at December 31, 2021	-	34,702	-	91,011
Units issued	-	34,415	-	114,539
Units redeemed	-	(36,100)	-	(110,346)
Units outstanding at December 31, 2022	-	33,017	-	95,204

	Ultra Series		Ultra Series
	Large Cap		Large Cap
	Growth Fund,		Value Fund,
	Class I,		Class I,
	Subaccount		Subaccount
	Type 1	Type 2	Type 1	Type 2
Units outstanding at December 31, 2020	424,487	351,111	346,827	397,429
Units issued	21,929	98,952	17,288	183,370
Units redeemed	(39,731)	(111,541)	(38,831)	(200,023)
Units outstanding at December 31, 2021	406,685	338,522	325,284	380,776
Units issued	17,469	105,213	16,142	166,096
Units redeemed	(37,263)	(108,719)	(34,741)	(182,941)
Units outstanding at December 31, 2022	386,891	335,016	306,685	363,931

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	Ultra Series		Ultra Series
	Mid Cap		Moderate
	Fund,		Allocation
	Class I,		Fund, Class I,
	Subaccount		Subaccount
	Type 1	Type 2	Type 1 ^	Type 2
Units outstanding at December 31, 2020	248,765	194,898	-	137,714
Units issued	9,791	76,794	-	16,239
Units redeemed	(20,590)	(88,313)	-	(17,303)
Units outstanding at December 31, 2021	237,966	183,379	-	136,650
Units issued	13,175	71,294	-	15,568
Units redeemed	(19,605)	(79,948)	-	(17,052)
Units outstanding at December 31, 2022	231,536	174,725	-	135,166

	Vanguard
	VIF Money
	Market
	Portfolio,
	Subaccount
	Type 1	Type 2
Units outstanding at December 31, 2020	71,594	75,739
Units issued	19,303	42,883
Units redeemed	(35,610)	(25,698)
Units outstanding at December 31, 2021	55,287	92,924
Units issued	18,404	26,778
Units redeemed	(19,307)	(27,861)
Units outstanding at December 31, 2022	54,384	91,841

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7)	Financial Highlights

The table below provides financial highlights for each subaccount for the year ended December 31, 2022 and for the four preceding years ended December 31. In certain instances, fewer years are presented because the subaccount was not available for the entire five-year period.

	Templeton Developing Markets VIP Fund, Class 2, Subaccount
	2022		2021		2020		2019		2018
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$27.99	-	$29.98	-	$25.87	-	$20.56	-	$24.64
Unit value - End of period	-	$21.63	-	$27.99	-	$29.98	-	$25.87	-	$20.56
Net assets at end of period (000’s)	-	$6	-	$9	-	$13	-	$12	-	$10
Units outstanding at end of period (000’s)	-	-	-	-	-	-	-	-	-	0
Total return (1)	-	-22.74%	-	-6.64%	-	15.89%	-	25.83%	-	-16.56%
Investment income ratio (2)	-	2.68%	-	0.74%	-	4.47%	-	0.99%	-	0.81%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	MFS® Strategic Income Portfolio, Initial Class, Subaccount
	2022		2021		2020		2019		2018
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$30.89	$24.83	$31.02	$28.33	$28.65	$25.71	$25.88	$22.75	$26.65	$23.22
Unit value - End of period	$26.43	$22.55	$30.89	$24.83	$31.02	$28.33	$28.65	$25.71	$25.88	$22.75
Net assets at end of period (000’s)	$149	$-	$199	$-	$220	$-	$223	$-	$217	$-
Units outstanding at end of period (000’s)	6	-	6	-	7	-	8	-	8	-
Total return (1)	-14.43%	-9.19%	-0.42%	-12.34%	8.27%	10.20%	10.70%	13.03%	-2.89%	-2.03%
Investment income ratio (2)	3.43%	3.43%	3.04%	3.04%	3.75%	3.75%	3.51%	3.51%	3.87%	3.87%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount
	2022		2021		2020		2019		2018
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$4.99	-	$5.21	-	$5.08	-	$4.61	-	$4.83
Unit value - End of period	-	$4.37	-	$4.99	-	$5.21	-	$5.08	-	$4.61
Net assets at end of period (000’s)	-	$6	-	$7	-	$8	-	$8	-	$8
Units outstanding at end of period (000’s)	-	1	-	1	-	2	-	2	-	2
Total return (1)	-	-12.39%	-	-4.24%	-	2.56%	-	10.20%	-	-4.55%
Investment income ratio (2)	-	0.00%	-	4.47%	-	5.94%	-	3.75%	-	4.77%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	T. Rowe Price International Stock Portfolio, Subaccount
	2022		2021		2020		2019		2018
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$31.87	$19.29	$31.76	$19.23	$27.95	$16.92	$22.13	$13.38	$26.01	$15.73
Unit value - End of period	$26.60	$16.11	$31.87	$19.29	$31.76	$19.23	$27.95	$16.92	$22.13	$13.38
Net assets at end of period (000’s)	$5,013	$59	$6,340	$81	$6,655	$86	$6,360	$84	$5,365	$75
Units outstanding at end of period (000’s)	188	4	199	4	210	4	227	5	242	6
Total return (1)	-16.54%	-16.49%	0.35%	0.31%	13.63%	13.65%	26.30%	26.46%	-14.92%	-14.94%
Investment income ratio (2)	0.77%	0.77%	0.56%	0.56%	0.60%	0.60%	2.39%	2.39%	1.27%	1.27%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount
	2022		2021		2020		2019		2018
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$18.76	-	$17.16	-	$15.70	-	$13.25	-	$14.25
Unit value - End of period	-	$15.92	-	$18.76	-	$17.16	-	$15.70	-	$13.25
Net assets at end of period (000’s)	-	$1,218	-	$1,401	-	$1,246	-	$1,143	-	$1,047
Units outstanding at end of period (000’s)	-	77	-	75	-	73	-	73	-	79
Total return (1)	-	-15.14%	-	9.32%	-	9.30%	-	18.49%	-	-7.02%
Investment income ratio (2)	-	1.80%	-	2.87%	-	1.49%	-	1.64%	-	1.81%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Core Bond Fund, Class I, Subaccount
	2022		2021		2020		2019		2018
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$55.38	$19.96	$56.78	$20.46	$52.64	$18.96	$48.96	$17.65	$49.72	$17.92
Unit value - End of period	$47.66	$17.18	$55.38	$19.96	$56.78	$20.46	$52.64	$18.96	$48.96	$17.65
Net assets at end of period (000’s)	$2,498	$1,520	$3,065	$1,798	$3,400	$1,791	$3,500	$1,919	$3,621	$1,953
Units outstanding at end of period (000’s)	52	88	55	90	60	88	67	101	74	111
Total return (1)	-13.94%	-13.93%	-2.47%	-2.44%	7.86%	7.91%	7.52%	7.42%	-1.53%	-1.51%
Investment income ratio (2)	2.64%	2.64%	2.26%	2.26%	2.53%	2.53%	2.68%	2.68%	3.05%	3.05%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Conservative Allocation Fund, Class I, Subaccount
	2022		2021		2020		2019		2018
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$16.95	-	$16.50	-	$15.23	-	$13.62	-	$14.10
Unit value - End of period	-	$14.58	-	$16.95	-	$16.50	-	$15.23	-	$13.62
Net assets at end of period (000’s)	-	$159	-	$197	-	$204	-	$219	-	$145
Units outstanding at end of period (000’s)	-	11	-	12	-	12	-	14	-	11
Total return (1)	-	-13.98%	-	2.73%	-	8.34%	-	11.82%	-	-3.40%
Investment income ratio (2)	-	1.86%	-	1.92%	-	2.00%	-	1.98%	-	2.32%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Diversified Income Fund, Class I, Subaccount
	2022		2021		2020		2019		2018
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$152.42	$31.09	$133.83	$27.29	$125.13	$25.52	$105.66	$21.55	$107.45	$21.93
Unit value - End of period	$139.52	$28.44	$152.42	$31.09	$133.83	$27.29	$125.13	$25.52	$105.66	$21.55
Net assets at end of period (000’s)	$44,804	$7,629	$51,587	$8,695	$48,342	$8,097	$48,233	$8,215	$43,352	$7,407
Units outstanding at end of period (000’s)	321	268	338	280	361	297	385	321	410	344
Total return (1)	-8.46%	-8.52%	13.89%	13.92%	6.95%	6.94%	18.43%	18.42%	-1.67%	-1.73%
Investment income ratio (2)	2.22%	2.22%	1.84%	1.84%	2.22%	2.22%	2.01%	2.01%	2.34%	2.34%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	Ultra Series High Income Fund, Class I, Subaccount
	2022		2021		2020		2019		2018
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$24.96	-	$24.19	-	$23.03	-	$21.40	-	$22.31
Unit value - End of period	-	$22.41	-	$24.96	-	$24.19	-	$23.03	-	$21.40
Net assets at end of period (000’s)	-	$740	-	$866	-	$858	-	$865	-	$867
Units outstanding at end of period (000’s)	-	33	-	35	-	35	-	38	-	40
Total return (1)	-	-10.22%	-	3.18%	-	5.04%	-	7.62%	-	(4.08%)
Investment income ratio (2)	-	4.75%	-	4.26%	-	5.07%	-	4.97%	-	5.03%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series International Stock Fund, Class I, Subaccount
	2022		2021		2020		2019		2018
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$29.38	-	$30.04	-	$27.87	-	$23.36	-	$27.30
Unit value - End of period	-	$23.96	-	$29.38	-	$30.04	-	$27.87	-	$23.36
Net assets at end of period (000’s)	-	$2,281	-	$2,674	-	$2,712	-	$2,590	-	$2,233
Units outstanding at end of period (000’s)	-	95	-	91	-	90	-	93	-	96
Total return (1)	-	-18.45%	-	-2.20%	-	7.79%	-	19.31%	-	-14.43%
Investment income ratio (2)	-	0.76%	-	0.94%	-	1.07%	-	1.79%	-	1.55%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Large Cap Growth Fund, Class I, Subaccount
	2022		2021		2020		2019		2018
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$112.54	$36.94	$92.37	$30.32	$81.67	$26.80	$62.97	$20.66	$63.72	$20.92
Unit value - End of period	$96.53	$31.68	$112.54	$36.94	$92.37	$30.32	$81.67	$26.80	$62.97	$20.66
Net assets at end of period (000’s)	$37,347	$10,613	$45,768	$12,505	$39,210	$10,646	$37,427	$9,997	$30,779	$8,115
Units outstanding at end of period (000’s)	387	335	407	339	424	351	457	372	489	393
Total return (1)	-14.23%	-14.24%	21.84%	21.83%	13.10%	13.13%	29.70%	29.72%	-1.18%	-1.24%
Investment income ratio (2)	0.38%	0.38%	0.36%	0.36%	0.47%	0.47%	0.59%	0.59%	0.70%	0.70%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Large Cap Value Fund, Class I, Subaccount
	2022		2021		2020		2019		2018
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$200.85	$24.60	$165.65	$20.29	$173.63	$21.27	$140.62	$17.23	$162.33	$19.91
Unit value - End of period	$189.29	$23.20	$200.85	$24.60	$165.65	$20.29	$173.63	$21.27	$140.62	$17.23
Net assets at end of period (000’s)	$58,052	$8,443	$65,333	$9,367	$57,452	$8,064	$65,842	$8,774	$56,209	$7,500
Units outstanding at end of period (000’s)	307	364	325	381	347	397	378	411	400	435
Total return (1)	-5.76%	-5.69%	21.25%	21.24%	-4.60%	-4.61%	23.47%	23.45%	-13.37%	-13.46%
Investment income ratio (2)	2.33%	2.33%	1.88%	1.88%	1.69%	1.69%	1.44%	1.44%	1.50%	1.50%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	Ultra Series Mid Cap Fund, Class I, Subaccount
	2022		2021		2020		2019		2018
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$62.56	$76.17	$49.94	$60.80	$45.83	$55.78	$34.54	$42.04	$35.38	$43.09
Unit value - End of period	$53.83	$65.54	$62.56	$76.17	$49.94	$60.80	$45.83	$55.78	$34.54	$42.04
Net assets at end of period (000’s)	$12,464	$11,451	$14,887	$13,968	$12,423	$11,850	$12,144	$11,517	$9,965	$9,302
Units outstanding at end of period (000’s)	232	175	238	183	249	195	264	206	289	221
Total return (1)	-13.95%	-13.96%	25.27%	25.28%	8.97%	9.00%	32.69%	32.68%	-2.37%	-2.44%
Investment income ratio (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Moderate Allocation Fund, Class I, Subaccount
	2022		2021		2020		2019		2018
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$18.36	-	$17.25	-	$15.79	-	$13.69	-	$14.45
Unit value - End of period	-	$15.75	-	$18.36	-	$17.25	-	$15.79	-	$13.69
Net assets at end of period (000’s)	-	$2,129	-	$2,509	-	$2,376	-	$2,258	-	$2,004
Units outstanding at end of period (000’s)	-	135	-	137	-	138	-	143	-	146
Total return (1)	-	-14.22%	-	6.43%	-	9.25%	-	15.34%	-	-5.26%
Investment income ratio (2)	-	1.83%	-	2.45%	-	1.66%	-	2.24%	-	1.09%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Vanguard VIF Money Market Portfolio, Subaccount
	2022		2021		2020		2019		2018
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$10.05	$10.05	$10.17	$10.17	$10.22	$10.22	$10.10	$10.10	$10.00	$10.00
Unit value - End of period	$10.09	$10.09	$10.05	$10.05	$10.17	$10.17	$10.22	$10.22	$10.10	$10.10
Net assets at end of period (000’s)	$549	$927	$556	$934	$728	$770	749	807	1,046	839
Units outstanding at end of period (000’s)	54	92	55	93	72	76	73	79	104	83
Total return (1)	0.40%	0.40%	-1.18%	-1.18%	-0.49%	-0.49%	1.19%	1.19%	-	-
Investment income ratio (2)	1.50%	1.50%	0.01%	0.01%	0.52%	0.52%	2.25%	2.25%	1.87%	1.87%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

(1) The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year.

(2) The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the daily average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3) The Expense Ratio represents the annualized contract expenses of the respective contract of the Account, consisting primarily of mortality and expense risk charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(8)	Subsequent Events

The Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

CMFG Life Insurance Company

Statutory Basis Financial Statements for CMFG Life Insurance Company as of and for the years ended December 31, 2022 and 2021 and the Consolidated Statutory Basis Financial Statements for CMFG Life Insurance Company and Subsidiary for the Year Ended December 31, 2020, Supplemental Schedules as of and for the Year Ended December 31, 2022, and Independent Auditor’s Report

INDEPENDENT AUDITOR'S REPORT

Audit Committee and Stockholder of
CMFG Life Insurance Company
Waverly, Iowa

Opinions

We have audited the statutory basis financial statements of CMFG Life Insurance Company (the "Company"), which comprise the statutory basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 1 to the statutory basis financial statements, the results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule, reinsurance contract interrogatories, and supplemental investment risks interrogatories as of and for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

March 17, 2023

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus

Years Ended December 31, 2022 and 2021

($ in 000s)

Admitted Assets	2022	2021

Cash and invested assets
Bonds and notes	$9,757,972	$9,226,509
Common stocks - affiliated	1,812,410	1,918,157
Common stocks - unaffiliated	78,476	80,579
Preferred stocks - unaffiliated	4,000	4,414
Mortgage loans, net of discount - (2022 - $5,515; 2021 - $0)	1,968,216	1,960,658
Real estate occupied by the Company, at cost less accumulated depreciation	150,289	114,248
Real estate held for production of income, at cost less accumulated depreciation	—	1,966
Real estate held for sale, at cost less accumulated depreciation	2,364	—
Contract loans	111,086	105,777
Derivatives	25,792	14,072
Other invested assets	1,727,499	1,854,917
Receivables for securities sold	5,322	24,366
Securities lending assets	393,601	398,300
Cash, cash equivalents and short-term investments	36,753	75,596

Total cash and invested assets	16,073,780	15,779,559

Premiums deferred and uncollected	330,634	311,174
Accrued investment income	89,332	77,613
Federal income taxes recoverable	46,211	146,113
Net deferred tax asset	124,100	99,975
Amounts due from reinsurers	19,627	22,616
Electronic data processing equipment - at cost less accumulated depreciation	10,031	6,121
Receivables from affiliates	233,820	132,566
Other assets	114,549	109,889
Separate account assets	9,346,463	9,649,953

Total admitted assets	$26,388,547	$26,335,579

See accompanying notes to statutory basis financial statements	4

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, continued

Years Ended December 31, 2022 and 2021

($ in 000s)

Liabilities and Capital and Surplus	2022	2021

Liabilities
Policy reserves
Life insurance and annuity contracts	$10,010,072	$9,523,917
Accident and health contracts	1,038,400	993,568
Liability for deposit-type contracts	772,808	773,568
Policy and contract claims	194,019	179,086
Dividends payable to policyholders	25,360	23,870
Advance premium and experience refunds	90,323	89,119
Reinsurance payable	11,647	13,007
Interest maintenance reserve	17,600	36,199
Liability for employee retirement plans	227,721	266,703
Amount held for others	23,980	26,675
Payable to affiliates	65,628	86,362
Commissions, expenses, taxes, licenses, and fees accrued	238,341	219,480
Notes and interest payable	300,153	140,004
Asset valuation reserve	543,675	718,509
Derivatives	1,826	8,907
Payable for securities purchased	3,420	23,288
Margin liabilities	64,527	341,239
Other liabilities	14,437	14,018
Payable for securities lending	393,601	398,300
Transfers to (from) separate accounts	(53,921)	(14,330)
Separate account liabilities	9,346,463	9,649,953

Total liabilities	23,330,080	23,511,442

Capital and surplus
Capital
Common stock, $1 par value, 7,500,000 shares authorized, issued and outstanding	7,500	7,500
Paid-in capital	874,232	874,232
Surplus notes	61,818	69,545
Unassigned surplus	2,114,917	1,872,860

Total capital and surplus	3,058,467	2,824,137

Total liabilities and capital and surplus	$26,388,547	$26,335,579

See accompanying notes to statutory basis financial statements	5

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Operations

Years Ended December 31, 2022, 2021, and 2020

($ in 000s)

	2022	2021	2020
Income
Premiums and other considerations
Life and annuity contracts	$3,863,627	$3,912,412	$4,124,107
Accident and health contracts	591,485	576,185	581,429
Supplementary contracts	12,892	13,067	19,114
Net investment income	787,797	705,167	568,060
Reinsurance commissions	1,070	3,012	1,627
Commission and fee income	93,201	53,675	68,859
Other income (loss)	(19,198)	7,454	5,612

Total income	5,330,874	5,270,972	5,368,808
Benefits and expenses
Death and annuity benefits	832,236	786,134	710,976
Disability and accident and health benefits	230,450	225,197	228,389
Interest on deposit-type contracts	38,246	22,834	23,544
Other benefits to policyholders and beneficiaries	1,876	1,757	1,598
Surrender benefits	1,933,892	1,973,545	1,725,843
Payments on supplementary contracts with life contingencies, interest and adjustments on policy or deposit-type contract funds, and group conversions	33,876	34,875	36,141
Increase in policy reserves-life and annuity contracts and accident and health insurance	530,985	300,954	913,188
General insurance expenses	752,264	814,802	764,471
Insurance taxes, licenses, fees, and commissions	230,593	250,566	162,954
Net transfers to separate accounts	402,392	631,174	607,644
Total benefits and expenses	4,986,810	5,041,838	5,174,748

Income before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses)	344,064	229,134	194,060

Dividends to policyholders	27,196	25,490	42,151

Income before federal income tax (benefit) and net realized capital gains (losses)	316,868	203,644	151,909
Federal income tax expense (benefit)	47,616	(13,759)	(98,768)
Income before net realized capital gains (losses)	269,252	217,403	250,677
Net realized capital gains (losses), excluding gains transferred to IMR, net of tax expense (2022 - $15,932; 2021 - $76,448; 2020 - $34,192) excluding taxes transferred to (from) IMR (2022 - $4,130; 2021 - ($3,190); 2020 - ($1,493))	(14,946)	(61,330)	(87,662)

Net income	$254,306	$156,073	$163,015

See accompanying notes to statutory basis financial statements	6

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Changes in Capital and Surplus

Years Ended December 31, 2022, 2021, and 2020

($ in 000s)

	2022	2021	2020
Capital and surplus at beginning of year	$2,824,137	$2,175,026	$2,197,648
Additions (deductions)
Net income	254,306	156,073	163,015
Change in unrealized capital gains (losses), net of tax expense (benefit) - (2022 - $4,207; 2021 - $74,895; 2020 - ($8,341))	(240,942)	290,205	(143,872)
Change in unrealized foreign exchange capital gains (losses), net of tax expense (benefit) - (2022 - ($155); 2021 - ($83); 2020 - $306)	(644)	(257)	1,038
Change in net deferred income tax	83,414	64,382	(8,102)
Change in nonadmitted assets	17,824	(437,630)	(4,759)
Change in asset valuation reserve	174,834	(141,759)	17,733
Change in employee retirement plans, net of tax expense (benefit) - (2022 - $7,389; 2021 - $648; 2020 - ($3,229))	27,796	2,438	(12,149)
Dividends to stockholder	(121,000)	(80,000)	(38,000)
Capital contribution from parent	—	803,395	8,000
Change in reserve valuation basis	—	(8)	2,201
Change in surplus notes	(7,727)	(7,728)	(7,727)
Change in surplus of separate account	46,469	—	—

Net additions (deductions)	234,330	649,111	(22,622)

Capital and surplus at end of year	$3,058,467	$2,824,137	$2,175,026

See accompanying notes to statutory basis financial statements	7

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Cash Flows

Years Ended December 31, 2022, 2021, and 2020

($ in 000s)

	2022	2021	2020

Cash from operating activities
Premiums and other considerations	$4,449,154	$4,431,700	$4,663,001
Net investment income received	745,822	644,806	514,487
Reinsurance commissions	1,070	1,103	1,121
Other income	96,613	67,684	70,768
Policy and contract benefits and dividends paid	(3,045,927)	(3,040,069)	(2,694,526)
Operating expenses paid	(1,013,379)	(994,405)	(880,098)
Federal income taxes (paid) received	36,691	(17,118)	(107,694)
Net transfers (to) from separate accounts	(630,346)	(665,714)	(692,981)
Net cash provided by operating activities	639,698	427,987	874,078
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	913,193	1,767,689	1,224,339
Stocks	122,445	113,893	116,573
Mortgage loans	283,998	390,731	241,784
Other invested assets	999,674	261,482	172,709
Net change in receivables from securities sold	88	—	—
Miscellaneous proceeds	24,742	35,607	14,872
Total investment proceeds	2,344,140	2,569,402	1,770,277
Cost of investments acquired
Bonds and notes	866,293	1,455,248	1,543,681
Stocks	148,843	91,844	134,484
Mortgage loans	265,668	370,366	298,626
Real estate	49,958	54,407	14,832
Other invested assets	1,533,135	1,534,983	403,492
Miscellaneous applications	131,716	32,351	78,386
Total investments acquired	2,995,613	3,539,199	2,473,501
Net increase in contract loans	5,308	1,989	1,327
Net cash used in investing activities	(656,781)	(967,808)	(701,897)
Cash from financing and miscellaneous activities
Paid-in capital	—	803,395	—
Borrowed (repaid) funds, net	182,834	(191,698)	21,041
Payment of surplus notes	(7,727)	(7,728)	(7,727)
Net deposits (withdrawals) on deposit-type contracts	(36,284)	(23,876)	(2,781)
Dividends to stockholder	(121,000)	(80,000)	(38,000)
Other cash provided (used)	(39,583)	(51,837)	(42,939)
Net cash provided by (used in) financing and miscellaneous activities	(21,760)	448,256	(70,406)

See accompanying notes to statutory basis financial statements	8

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Cash Flows, continued

Years Ended December 31, 2022, 2021, and 2020

($ in 000s)

	2022	2021	2020
Net change in cash, cash equivalents and short-term investments	$(38,843)	$(91,565)	$101,775
Cash, cash equivalents and short-term investments at the beginning of year	75,596	167,161	91,796

Cash, cash equivalents and short-term investments at the end of year	$36,753	$75,596	$193,571

Supplemental disclosure of cash and non-cash information
Cash paid during the year for interest	$14,137	$9,267	$11,044
Non-cash exchange of bonds and notes	65,018	79,201	128,055
Non-cash receipt of bonds and notes	1,130	10,613	—
Non-cash return of bonds and notes	—	—	5,148
Interest capitalization	1,921	217	—
Receipt of bonds and notes to settle receivable from affiliate	691,516	54,323	105,911
Transfer of bonds and notes to settle payable to affiliate	43,211	27,988	77,357
Capital contribution of securities to affiliates, including deferred tax	20,017	—	—
Capital contribution of securities to affiliates		—	8,000
Contribution of securities from parent	—	—	8,000
Dividend income - receipt of bonds from subsidiary	29,517	70,080	79,666
Dividend income - receipt of mortgage loans from subsidiary	29,405	—	—
Exchange of mortgage loans with subsidiary	5,689	—	—
Dissolution of holding company - other invested assets	—	1,093,815	—
Transfer of subsidiaries to equity securities after dissolution	—	1,093,815	—
Forgiveness of demand note in exchange for equity interest in MCA Fund III Holding	—	—	211,020
Receipt of debt securities in exchange for equity interest in MCA Fund III Holding	—	—	202,200
Receipt of demand note in exchange for equity interest in MCA Fund III Holding	—	—	211,020

See accompanying notes to statutory basis financial statements	9

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 1: Nature of Business

The statutory basis financial statements as of and for the years ended December 31, 2022 and 2021 include the accounts of CMFG Life Insurance Company (“CMFG Life” or the “Company”). The statutory basis financial statements for the year ended December 31, 2020 include the accounts of CMFG Life and its indirect wholly-owned subsidiary, MEMBERS Life Insurance Company (“MEMBERS Life”) (collectively “the consolidated Company”). In 2020, MEMBERS Life requested and received approval from the Securities and Exchange Commission (“SEC”) to file its statutory-basis statements with its registered annuity product filings and therefore a consolidated statement filing is no longer needed. MEMBERS Life is a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is a wholly-owned subsidiary of CMFG Life. CMFG Life and MEMBERS Life are stock life insurance companies organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. Their primary products include group credit life and group credit disability, retirement plan group annuities and plan administration, group life and disability products and individual life, health and annuity policies.

The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. The Company markets its products through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company’s subsidiaries and affiliates are engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance and other businesses, most of which are targeted and designed for credit unions and their members. MEMBERS Life sells variable and indexed annuity contracts to consumers through face-to-face distribution channels. It also distributes whole life policies and services existing blocks of individual and group life policies. MEMBERS Life has reinsurance agreements with CMFG Life under which it cedes 100% of its business to CMFG Life. These agreements have been eliminated in the consolidated results for 2020.

In 2021, the Company acquired American Memorial Life Insurance Company (“AMLIC”), Union Security Insurance Company (“USIC”), Mt. Rushmore Road, LLC (“Mt. Rushmore”) and various nonadmitted internally developed software assets from Assurant, Inc.

The Company is authorized to sell life, health and annuity policies in all 50 states and the District of Columbia and most of its revenue and that of its affiliated companies is generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represent more than 9% and 9% of the Company’s premium for the years ended December 31, 2022 and 2021, respectively, and 7% of the consolidated Company’s premiums for the year ended December 31, 2020. The Company’s group and individual annuity premiums represented 62% and 64% of total premiums for the years ended December 31, 2022 and 2021, respectively, and represented 68% of total premiums for the consolidated Company for the year ended December 31, 2020.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s and the consolidated Company’s affiliates. See Note 6 for a description of these transactions. While the Company and the consolidated Company believe that these transactions were at reasonable terms, the results of operations of the Company and the consolidated Company may have differed had these transactions been consummated with unrelated parties.

10

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”). All intercompany transactions were eliminated from the statutory basis financial statements for the year ended December 31, 2020.

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile.

Prescribed Statutory Accounting Practice

CMFG Life uses the following prescribed statutory accounting practice approved by the Insurance Department which differs from practices in the APPM: CMFG Life holds bonds, limited partnerships and mortgage loans in its separate account and insurance entities are required to report assets allocated to the separate account at fair value. As a result of the prescribed practice, CMFG Life reports certain assets at amortized cost, including the mortgage loans and bonds allocated to the separate account for its single premium deferred index annuity, single premium deferred modified guaranteed index annuity, flexible premium variable and index-linked deferred annuity, and single premium deferred index-linked interest options annuity (“registered indexed annuities”). Bonds are held at amortized cost or at fair value, based on the security’s NAIC designation. Additionally, limited partnership investments are carried at cost plus or minus the separate account’s equity in the undistributed earnings or losses as reported by the partnerships. Net income is not affected by this prescribed practice.

A reconciliation of the Company’s capital and surplus as calculated by the accounting practices promulgated in the APPM and prescribed by the Insurance Department is shown below as of December 31.

	Capital and Surplus
	2022	2021
As determined using APPM	$2,423,847	$3,005,386
Prescribed practice
Carrying value of separate account assets	634,620	(181,249)
Total effect of prescribed practice	634,620	(181,249)
As reported	$3,058,467	$2,824,137

11

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes, a portion of prepaid expenses, furniture, equipment, a portion of software, a portion of goodwill and certain receivables) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

Redeemable preferred stock is carried at fair value for both GAAP and statutory and is generally included with bonds and notes for statutory but within debt securities for GAAP.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP the change is reflected in net investment income.

Distributions from limited partnerships that are not a return of capital are recorded as net investment income, while under GAAP, distributions from limited partnerships that are not a return of capital are recorded as a reduction in the carrying value of the limited partnerships.

Affiliated common stocks are accounted for on the equity method using the Company’s ownership percentage and the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity, adjusted, where applicable, for unamortized goodwill. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory carrying value. The financial statements of affiliates must be audited, or they are nonadmitted. Equity in the earnings and other equity activity of affiliates is reflected in the statement of changes in capital and surplus as changes in net unrealized capital (losses). Under GAAP, majority-owned subsidiaries are consolidated and equity in the earnings of unconsolidated affiliates is reported in the statement of operations and comprehensive income.

Dividend income from affiliates is recorded in net investment income. Under GAAP, dividends reduce the carrying value of the investment in unconsolidated affiliates.

For statutory accounting, the change in fair value of unaffiliated common stock is recorded in surplus in the statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated common stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income.

For statutory accounting, the amortization of low-income housing tax credit investments (“LIHTC”) is reported in net investment income, whereas for GAAP reporting, the amortization is reported in income tax expense.

Under GAAP, the ineffectiveness of a fair value hedge or cash flow hedge, if any, is recorded as net realized capital gains (losses). For statutory accounting, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item. Under GAAP, the change in fair value of a non-hedge derivative is recorded as net realized capital gains (losses). On a statutory basis, derivatives used in a hedging transaction which do not meet the criteria for hedge accounting or are ineffective hedges are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

12

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Embedded derivatives in certain annuity contracts are not bifurcated from the host contract for statutory accounting, whereas under GAAP accounting the embedded derivatives are bifurcated from the host contract and accounted for and reported separately at fair value.

The changes in fair value of derivative contracts are recorded in unassigned surplus as a change in net unrealized capital (losses), while under GAAP they are recorded in the statement of operations and comprehensive income unless the contracts meet certain hedge accounting criteria.

For statutory accounting, after an other-than-temporary impairment (“OTTI”) of bonds (other than loan-backed securities) is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold the security until it has recovered, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows.

The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually.

For statutory accounting, the Company establishes a valuation allowance for credit losses on reinsurance recoverables when it concludes that it is probable that an individual reinsurer will not meet its obligations. Under GAAP, the establishment of an allowance for credit losses on reinsurance recoverables is based on lifetime expected losses for pools of similar reinsurers, segmented by credit rating.

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

All leases are classified as operating leases for statutory accounting. Under GAAP, a right-of-use (“ROU”) asset and lease liability are recorded for all leases. ROU assets are depreciated on a straight-line basis, and the lease liability is reduced over the lease term as payments are made.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Additionally, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

13

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Under both GAAP and statutory accounting, employers establish a prepaid asset or liability, as applicable, for the difference between the benefit obligation and the fair value of benefit plan assets. Gains or losses and prior service costs or credits are recognized as a component of comprehensive income for GAAP; on a statutory basis, these items are reflected in the Company’s surplus.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.

Deposits, surrenders, and benefits on certain annuity and deposit administration contracts, including those recorded in the separate accounts, are recorded in the statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Single premium deferred index annuities, single premium deferred modified guaranteed index annuities, flexible premium variable and index-linked deferred annuities, and single premium deferred index-linked interest option annuities are reported as a separate account product for statutory accounting. For GAAP, only the variable annuity component of the flexible premium variable and index-linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

The provision for policyholder dividends is based on the board of directors’ determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year; under GAAP, dividends are provided for ratably over the premium-paying period in accordance with dividend scales that are based on experience of the participating policies.

Under statutory accounting, the Company and the consolidated Company are required to include in net investment income and general insurance expense an amount representing rental income for occupancy of their own buildings. Such income and expense are not recorded under GAAP.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

Surplus notes meeting regulatory requirements are reported as part of statutory capital and surplus, but under GAAP they are reported as a liability.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

14

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Under GAAP, an acquisition is accounted for using the purchase method, such that goodwill is the difference between the acquisition price and the fair values of the acquired assets and liabilities. Acquired assets include intangible assets. After the acquisition, intangible assets with definite lives are amortized to income over the expected period of benefit. Under GAAP, a non-public business entity can elect to amortize goodwill. Further, an acquiring entity is permitted to push down the fair values of acquired assets and liabilities, including goodwill, to the acquired entity’s balance sheet (“pushdown accounting”). For statutory accounting, goodwill is the difference between the acquisition price and the statutory book value of the acquired entity and the acquiring entity records goodwill as a component of the investment in the acquired subsidiary. Intangible assets other than goodwill are not recognized and pushdown accounting is not allowed for statutory reporting. Statutory goodwill is amortized over ten years as an adjustment to unrealized capital gains (losses) and goodwill in excess of ten percent of adjusted capital and surplus is nonadmitted.

Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, policy reserve valuations, reinsurance balances, policy and claim reserves, and pension and postretirement obligations are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Common stocks – affiliated: Affiliated common stocks are accounted for on the equity method using the Company’s ownership percentage applied to the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity, adjusted, where applicable, for unamortized goodwill. Goodwill in excess of ten percent of adjusted capital and surplus is nonadmitted. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory equity. The adjustments primarily are to treat certain assets as nonadmitted. Other affiliates are valued using their GAAP equity. The financial statements of the affiliate must be audited or its carrying value is reduced to zero. If net gains by the affiliates are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the dividend and previous net unrealized capital gains are reversed.

Common stocks - unaffiliated: Investments in unaffiliated common stocks are stated at fair value.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or fair value depending on the NAIC designation, unless the preferred stock is perpetual or mandatorily convertible, in which case it is carried at fair value.

15

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments and discounts. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral. Discounts are amortized over the life of the loan using the constant yield method. The amortization is recorded in interest income.

Real estate occupied by the Company and real estate held for production of income: Real estate occupied by the Company and real estate held for the production of income are carried at cost net of accumulated depreciation. Real estate is depreciated using the straight-line method over the useful lives of the assets, ranging from five to fifty years. Depreciation expense is included in investment expense. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized capital gains (losses). Real estate is deemed to be impaired when the carrying value exceeds the sum of the undiscounted cash flows expected to result from the investment.

Real estate held-for-sale: Certain real estate was classified as held-for-sale at December 31, 2022 and depreciation was suspended as a result. There was no real estate classified as held-for-sale at December 31, 2021.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include limited partnerships and limited liability companies (together, “limited partnerships”), low income housing tax credits (“LIHTC”) and investments in surplus notes are carried at amortized cost.

Limited partnerships primarily represent interests in affiliates, which invest in unaffiliated limited partnerships and are accounted for using the equity method of accounting with changes in carrying amounts recorded directly to unassigned surplus. Accordingly, the Company’s investments in these limited partnerships are carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnerships. Due to the timing of the availability of financial statements from the partnerships’ general partners, limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

LIHTC investments are investments in partnerships that generate and realize low income housing tax credits. LIHTC investments are carried at amortized cost, unless considered impaired, and are accounted for using the proportional amortization method. Under the proportional amortization method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

Securities lending assets and payable for securities lending: The Company and its related separate account participate in a securities lending program, whereby certain securities are loaned for a short period of time from the Company’s portfolio to qualifying third parties. Terms of the agreement are for borrowers of these securities to provide collateral of at least 102% of the fair value of the loaned securities; the Company is permitted by contract to sell or repledge this collateral. Acceptable collateral may be in the form of cash or U.S. government securities as outlined in the securities lending agreement. The fair value of the loaned securities is monitored daily and additional collateral is obtained if the fair value of the collateral falls below 102% of the fair value of the loaned securities. The Company reinvests the collateral in reverse repurchase agreements, which are recorded at amortized cost and are included in securities lending assets and separate account assets, for the general account and separate account, respectively. The loaned securities remain an asset of the Company. A liability is also recorded for the same amount to reflect the obligation to return the collateral to the payer.

16

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The Company typically invests cash collateral in short-term securities through the use of reverse repurchase agreements. Under reverse repurchase agreements, the Company transfers cash or short-term securities to approved counterparties and receives U.S. Treasury or investment grade securities pledged as collateral.

Income associated with securities lending transactions within the general account is reported as a component of net investment income on the Company’s statutory basis statements of operations.

The Company’s exposure to credit risk related to the securities lending program and reverse repurchase agreements is limited, due to the nature of the collateral received. The Company has counterparty exposure on these transactions in the event of a counterparty default to the extent the collateral security’s value declines below the amount of cash or securities the Company delivered to acquire the collateral. The short-term nature of the transactions reduces that exposure. See Note 3 for further details on the Company’s securities lending program.

Net investment income: Interest income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income includes amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received. Limited partnership income is recorded and classified in accordance with general partner instructions. Distributions from underlying investments in limited partnerships, other than those classified as a return of capital, are reported as net investment income.

Net realized capital gains (losses): Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses).

Net unrealized capital gains (losses): Net unrealized capital gains (losses) are included in unassigned surplus, net of deferred federal income taxes.

NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments.

The number of 5GI securities, by investment type, and the statement value and fair value for those securities at December 31, 2022 is shown in the following table.

	Number of 5GI	Aggregate Statement	Aggregate
	Securities	Value	Fair Value
Bonds and notes	1	$1,549	$1,493
Total	1	$1,549	$1,493

17

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The number of 5GI securities, by investment type, and the statement value and fair value for those securities at December 31, 2021 is shown in the following table.

	Number of 5GI	Aggregate Statement	Aggregate
	Securities	Value	Fair Value
Bonds and notes	2	$6,799	$7,353
Preferred stocks	1	34	76
Total	3	$6,833	$7,429

Derivatives

Consistent with its risk management strategy, the Company uses derivatives, such as swaps, options, and futures to manage exposure to various currency and market risks. Most derivatives are recorded at estimated fair value with changes in fair value recorded as net unrealized capital gains (losses) in unassigned surplus. Swaps used to hedge the interest rate and foreign currency exposure of bonds are recorded at amortized cost. When such derivatives are sold or otherwise disposed of, the Company records a net realized capital gain (loss).

The Company may designate certain derivatives as fair value hedges or cash flow hedges. At inception of the hedge, the Company formally documents the hedging relationship, risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. The Company performs procedures to assess the effectiveness of the hedging relationship and the change in fair value associated with any ineffectiveness is recorded as unrealized capital gains (losses).

Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. For those derivatives that qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Derivatives used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains or losses.

Cash, Cash Equivalents and Short-term Investments

Cash includes unrestricted deposits in financial institutions and short-term investments include those with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less. Short-term investments and cash equivalents, other than money market mutual funds, are reported at amortized cost, which approximates fair value. Money market mutual funds are valued based on the closing price as of December 31.

18

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Electronic Data Processing Equipment, Software, Furniture and Equipment, Leasehold Improvements

Equipment and computer software are carried at cost net of accumulated depreciation; other than electronic data processing (“EDP”) equipment, most such assets are nonadmitted. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to five years. The following table is a summary of equipment and software as of December 31:

	2022	2021

Electronic data processing equipment-admitted
Electronic data processing equipment	$34,486	$29,456
Accumulated depreciation	(24,455)	(23,335)

Net electronic data processing equipment-admitted	10,031	6,121

Equipment, leasehold improvements and software-nonadmitted
Furniture and equipment	42,090	40,308
Leasehold improvements	18	19
Internally developed software	247,425	212,375
Purchased software	27,327	28,029

Total equipment, leasehold improvements and software-nonadmitted	316,860	280,731
Accumulated depreciation-nonadmitted	(222,932)	(196,811)

Net equipment, leasehold improvements and software-nonadmitted	93,928	83,920

Net equipment, leasehold improvements and software	$103,959	$90,041

Depreciation expense totaled $16,756, $16,068, and $17,392, in 2022, 2021, and 2020, respectively.

Other Assets

Other assets primarily consist of company-owned life insurance (“COLI”), carried at the cash surrender value of $93,277 and $99,019 as of December 31, 2022 and 2021, respectively. Changes to the cash surrender value are recorded in other income in the statutory basis statements of operations. The cash surrender value of COLI was invested in a diversified limited partnership.

19

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Policy Reserves

Credit life and disability reserves: Credit disability policy reserves are computed primarily using the mean rule and rule of anticipation methods, which reflect statutory requirements and industry standards. Credit life policy reserves are calculated as the higher of a mortality reserve (using applicable mortality tables) or an unearned premium reserve using the rule of anticipation method, compared on an aggregate basis.

Group long-term disability reserves: Group long-term disability reserves are calculated using the 1987 Commissioners Group Disability Table using applicable interest rates, which vary by issue date.

Universal life and variable universal life reserves: All inforce policies have been issued prior to January 1, 2020; therefore, minimum reserves are calculated pursuant to applicable requirements in VM-A and VM-C under the NAIC Valuation Manual. Specifically, reserves are computed using the Commissioners’ Reserve Valuation Method (“CRVM”), the NAIC Universal Life Insurance Model Regulation (Appendix A-585), and the NAIC Variable Life Model Regulation (Appendix A-270) as applicable. Interest rates and mortality tables used are in accordance with those allowed under the Standard Valuation Law depending on the year of issue. Continuous assumptions are used for premium payment and claims timing. The variable fund’s cash surrender value under the variable universal life product is held in the separate account.

Pension risk transfer reserves: Pension risk transfer reserves are computed using the Commissioners’ Reserve Valuation Method (“CRVM”), which reflects statutory requirements.  Valuation interest rates are determined by taking the lower of the Valuation Manual (“VM”) 22 valuation rate and the New York Principles Based Reserve (“PBR”) valuation rate.  Interest rates are used in determining the present value of future payments.

Life insurance reserves: Policies issued on or after January 1, 2020 follow the minimum reserve requirements of VM-20 within the NAIC Valuation Manual (Principle-Based Reserving, or “PBR”). Specifically, current PBR reserves are held at the prescribed VM-20 Section 3 Net Premium Reserve floor (“NPR”). Policies issued prior to January 1, 2020 follow minimum reserves pursuant to the applicable requirements in VM-A and VM-C under the NAIC Valuation Manual. Traditional life insurance reserves are computed on either the net level reserve basis or the CRVM basis dependent on product type and issue date using applicable mortality tables and interest rate assumptions.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

The Company had $1,269,557 and $1,645,622 at December 31, 2022 and 2021, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law set by Iowa regulations. The Company included additional premium deficiency reserves of $10,319 and $13,503 at December 31, 2022 and 2021, respectively, in policy reserves on the statutory basis statements of admitted assets, liabilities and capital and surplus for these policies. The Company anticipates net investment income as a factor in the premium deficiency reserve calculation.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

20

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Group pension annuity reserves: Policyholder reserves related to group pension annuity contracts are computed using CRVM during the contract accumulation period and the present value of future payments for contracts that have annuitized. Reserves for the group pension immediate annuities are in excess of the minimum reserve standards as defined in the standard valuation law, NAIC Appendix A-820.

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner's Annuity Reserve Valuation Method (“CARVM”), along with Actuarial Guideline 33 and 35 and VM 21 for fixed annuities, equity indexed annuities and variable annuities before contract annuitization; single premium immediate annuities and all matured contracts (fixed annuities, equity indexed annuities and variable annuities) in payout phase are computed using CARVM along with VM 22 and PBR requirements. For the ten day free look period after issue, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value. For contracts that have annuitized, applicable interest rates are used in determining the present value of future payments.

Long-term care reserves: Long-term care (“LTC”) reserves consist of active life reserves and disabled life reserves. LTC active life reserves are computed on the one-year full preliminary term basis. Disabled life reserves are computed as the present value of expected claim payments. Mortality assumptions depend on the issue year and use applicable mortality tables. Morbidity assumptions are based on historical claims experience and industry and consultant experience studies. Lapse rate assumptions are based on issue year and are the maximum allowed termination rates for LTC policies specified in VM 25. Valuation interest rates are the dynamic whole life interest rate based on the issue year. For disabled life reserves, the disablement date is considered to be the issue date for the purpose of determining the mortality tables and interest rates. The Company recorded additional LTC reserves of $31,957 in 2021, net of reinsurance, as a result of estimates of higher expected morbidity and persistency. The Company did not record additional LTC reserves in 2022.

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and funding agreements issued to the Federal Home Loan Bank of Des Moines ("FHLB").

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

Reserves for incurred but not reported losses are recorded as the difference between paid losses to-date and the ultimate loss selections for each accident year. Expected development on reported credit disability claims is calculated using continuance tables, which provide the probability that a claim, at a given age, will have additional payments. These tables are calculated using actual historic company experience. Expected development is combined with paid losses for use in actuarial techniques using reported losses.

21

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Actuarial techniques for unpaid claims and claim adjustment expenses primarily include paid and reported development techniques, their corresponding Bornhuetter-Ferguson methods (a combination of the expected loss ratio and paid development or reported development method), and prior ultimate loss selections. Expected loss ratio inputs for an accident year are generally based on the most recent quarterly financial forecast, which considers historic loss experience and current trends. Reserves for adjusting expenses are set as a percentage of the unpaid loss estimate, based on internal studies.

Within any one line of business, the methods that are given more influence vary based primarily on the maturity of the accident year, the mix of business and the particular internal and external influences impacting the claims experience or the methods.

Gross reserves for unpaid claims and claim adjustment expenses of $186,202 and $206,281, principally those resulting from a disability, are discounted at rates between 0.64% and 0.99% as of December 31, 2022 and 0.95% and 0.99% as of 2021. The aggregate discount deducted from gross reserves was $6,638 and $4,426 as of December 31, 2022 and 2021, respectively. Interest accretion, a result of unwinding the prior year discount, of $2,678, $3,188 and $2,723 was recorded in disability and accident and health benefits within the statutory basis statements of operations for the years ended December 31, 2022, 2021 and 2020, respectively.

Provision for Participating Policyholder Dividends

Policyholder dividends are paid on certain policies, primarily individual life insurance. Dividends are approved by the board of directors, based on experience of the participating policies, and recorded on an accrual basis. Dividends are paid on policies representing 37% and 40% of the individual life direct and assumed policy reserves of $2,559,670 and $2,371,392 as of December 31, 2022 and 2021, respectively.

Revenue Recognition

Credit life and disability coverages are offered on either a single premium or monthly premium basis and revenue is earned in relation to anticipated benefits to policyholders. Term life, whole life, universal life, variable universal life, accidental death and dismemberment and LTC insurance premiums are recognized as premium income when due. Annuity deposits and contractual fees are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate. Consideration received on deposit-type contracts, which do not contain any life contingencies, are recorded directly to the related reserve liability.

The Company has entered into retrospective rating agreements for certain credit life and credit disability contracts. Premium for contracts subject to these agreements was $335,981 in 2022, $332,615 in 2021, and $348,796 in 2020. Retrospective premiums are accrued in premium individually for each qualifying policy based on premium and claim experience. Accrued retrospective premium receivables are treated as nonadmitted because they have no fixed due date.

Credit Union Reimbursements

The Company and the consolidated Company reimburse credit unions for certain administrative expenses that arise due to the production of new and renewal business, primarily credit insurance, and life and accident and health products sold by direct mail. The Company incurred and expensed $247,124 and $241,591 for the years ended December 31, 2022 and 2021, respectively, and the consolidated Company incurred and expensed $229,898 for the year ended December 31, 2020. Credit union reimbursements are recorded in general insurance expenses in the statutory basis statements of operations.

22

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5 for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company and the consolidated Company are subject to tax-related audits. The Company and the consolidated Company account for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted by the U.S. federal government on March 27, 2020. The significant income tax provisions of this legislation and impact on the consolidated Company’s statutory basis financial statements are described in Note 5, Income Tax.

The Inflation Reduction Act (the “Act”) was enacted by the U.S. federal government on August 16, 2022. The income tax provisions of the Act did not have a material impact on the Company’s statutory basis financial statements as described in Note 5, Income Tax.

Reinsurance

Reinsurance premiums claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

Separate Accounts

The Company issues variable annuities and variable life insurance policies and assumes registered indexed annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. Variable annuity, variable life insurance and the variable annuity component of the flexible premium variable and index-linked deferred annuity contract holders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Some policies contain contract provisions wherein the Company guarantees either a minimum return or account value upon death, partial withdrawal or at a specified contract anniversary date. The liabilities for these guarantees are included in policy reserves for life insurance and annuity contracts in the statutory basis statements of admitted assets, liabilities and capital and surplus.

Separate account assets for the variable annuity, variable life, and the variable annuity component of the flexible premium variable and index-linked deferred annuity are stated at fair value.

23

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Bonds within the registered indexed annuities separate account assets are stated at amortized cost, or at the lower of amortized cost or fair value, based on the security’s NAIC designation. The Company also reports mortgage loans held in the separate account at amortized cost. Additionally, limited partnership investments are carried at cost plus or minus the separate account’s equity in the undistributed earnings or losses as reported by the partnerships. See Note 2 – Summary of Significant Accounting Policies, Prescribed Statutory Accounting Practice for details. Separate account liabilities are accounted for in a manner similar to other policy reserves. In the event that the asset values of certain contract holder’s accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to income. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company and the consolidated Company in the accompanying statutory basis statements of operations. Net investment income and net realized and unrealized capital gains and losses of the separate account assets, with the exception of assets related to registered indexed annuities, accrue directly to the contract holders and, therefore, are not included in the Company’s and the consolidated Company’s statutory basis statements of operations.

Variable annuity and variable life contract holders are able to invest in investment funds managed for their benefit. Approximately 11% and 14% of the separate account assets are invested in unit investment trusts that are registered with the SEC as of December 31, 2022 and 2021, respectively.

The Company invests the registered indexed annuity premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index-linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with the issuance date. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term, only the Secure Account will be available as an option to the policyholder.

Foreign Exchange

The Company’s statutory basis financial statements are impacted by foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies. Revenues and expenses of foreign branch operations are translated into U.S. dollars at a weighted average exchange rate for the period.

Assets and liabilities are translated at the exchange rate existing on the balance sheet date. Changes in asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains (losses) until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized foreign exchange gains and losses are reversed and the foreign exchange gain or loss for the entire holding period is recorded as a realized gain or loss.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, common stocks and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

24

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Commission and Fee Income

The Company acts as an investment advisor and administrator of employee benefit plans. Revenues for advisory services are largely based upon contractual rates applied to the fair value of the customer’s portfolio and are recognized on a pro rata basis. Fees received for employee benefit plan recordkeeping and reporting services are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service.

Benefit Plans

The Company’s and the consolidated Company’s employees participate in qualified defined benefit pension plans sponsored by TruStage Financial Group, Inc. (“TruStage”), the Company’s and the consolidated Company’s parent. The Company and the consolidated Company record an expense for their contribution and the administration of the plan by the parent. This expense is recorded in general insurance expenses on the statutory basis statements of operations.

The Company and the consolidated Company recognizes costs for its non-qualified defined benefit pension and postretirement benefit plans on an accrual basis as employees perform services to earn the benefits. The accrued benefit liability is included within Liability for retirement benefit plans on the statutory basis statement of admitted assets, liabilities and capital and surplus. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost and interest cost. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years’ benefit costs due to plan amendments, as well as the applicable amortization of actuarial gains or losses arising from experience different than assumed or changes in actuarial assumptions. To the extent that actuarial gains or losses and prior service costs and credits have not been included in net periodic benefit costs and create a prepaid asset, the asset is nonadmitted.

The Company and the consolidated Company provides life and contributory medical insurance benefits for some retirees. Retirees become eligible to participate based upon age and years of service. Periodic net benefit expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation and amortization of actuarial gains and losses.

25

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2022 are as follows.

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$117,106	$—	$(29,556)	$87,550
All other governments	6,609	63	(977)	5,695
States, territories and possessions	25,787	780	(804)	25,763
Political subdivisions of states, territories and possessions	273,416	4,072	(23,796)	253,692
Special revenue and special assessment obligations	23,145	659	(1,061)	22,743
Industrial and miscellaneous	6,756,098	11,029	(854,837)	5,912,290
Residential mortgage-backed securities	354,108	4,488	(42,857)	315,739
Commercial mortgage-backed securities	574,444	30	(82,545)	491,929
Non-mortgage asset-backed securities
Other structured securities	1,458,764	1,102	(85,968)	1,373,898
Other - affiliated	168,495	—	(7,691)	160,804

Total bonds and notes	$9,757,972	$22,223	$(1,130,092)	$8,650,103

26

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2021 are as follows.

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$117,132	$4,007	$(1,178)	$119,961
All other governments	4,618	146	(70)	4,694
States, territories and possessions	25,835	5,869	—	31,704
Political subdivisions of states, territories and possessions	267,286	60,524	(596)	327,214
Special revenue and special assessment obligations	23,150	7,525	—	30,675
Industrial and miscellaneous	6,434,911	521,701	(26,921)	6,929,691
Residential mortgage-backed securities	388,891	17,513	(1,964)	404,440
Commercial mortgage-backed securities	653,333	13,189	(4,955)	661,567
Non-mortgage asset-backed securities
Other structured securities	1,117,056	8,310	(3,631)	1,121,735
Other - affiliated	194,297	—	—	194,297

Total bonds and notes	$9,226,509	$638,784	$(39,315)	$9,825,978

The statement value and fair value of bonds and notes at December 31, 2022, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value
Due in one year or less	$135,370	$134,223
Due after one year through five years	2,019,802	1,919,265
Due after five years through ten years	2,122,193	1,861,048
Due after ten years	2,924,796	2,393,197
Residential mortgage-backed securities	354,108	315,739
Commercial mortgage-backed securities	574,444	491,929
Non-mortgage asset-backed securities
Other structured securities	1,458,764	1,373,898
Other - affiliated	168,495	160,804
Total bonds and notes	$9,757,972	$8,650,103

27

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Common Stocks – Affiliated

The Company owns common stock in various subsidiaries and affiliates. The most significant of these investments is a 100% equity interest in CMIC, which is primarily a holding company and has a statutory carrying value of $1,176,834 and $1,241,581 at December 31, 2022 and 2021, respectively. CMIC’s largest investments include 100% of CUMIS Insurance Society, Inc. (“CUMIS”), an Iowa property and casualty insurer, 100% of CUNA Brokerage Services, Inc. (“CBSI”), a broker dealer, and 100% of MEMBERS Life Insurance Company (“MLIC”), an Iowa stock life and health insurance company.

In 2021, the Company acquired AMLIC, USIC and Mt. Rushmore for $1,117,336 which was accounted for using the statutory purchase method. This resulted in goodwill of $696,291, of which $233,090 was admitted as of August 1, 2021. The purchase price was allocated as follows: AMLIC $893,602, USIC $217,734 and Mt. Rushmore $6,000 (which is included with other invested assets as of December 31, 2021 and real estate occupied by the Company as of December 31, 2022). AMLIC and USIC are wholly-owned subsidiaries of CMFG Life as of December 31, 2022.

In 2022, the Company filed with the NAIC the statement value of CMIC, AMLIC, and USIC owned as of December 31, 2021 and the NAIC accepted the submitted statement value. The Company is in the process of submitting NAIC filing for the 2022 statement values for CMIC, AMLIC and USIC.

The Company amortized $69,629 and $29,016 of goodwill as an unrealized capital loss in 2022 and 2021, respectively.

The calculation of the gross carrying value for AMLIC and USIC, as of December 31 is as follows:

AMLIC	2022	2021

Investment in equity interest of AMLIC	$211,455	$220,978
Admitted goodwill	267,746	246,165

Total investment in AMLIC	$479,201	$467,143

Admitted goodwill as a percentage of book adjusted carrying value	56%	53%

USIC	2022	2021

Investment in equity interest of USIC	$153,113	$205,648
Admitted goodwill	3,262	3,785

Total investment in USIC	$156,375	$209,433

Admitted goodwill as a percentage of book adjusted carrying value	2%	2%

28

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The calculation of adjusted surplus and admitted goodwill for CMFG Life as of December 31 is as follows:

	2022	2021
Surplus as of September 30 (the most recently filed statement)	$3,163,259	$2,835,003
Adjustments to surplus
Admitted goodwill September 30	(287,317)	(233,090)
EDP equipment	(9,557)	(7,211)
Net deferred tax assets	(156,307)	(95,205)

Adjusted surplus	$2,710,078	$2,499,497

Admitted goodwill as percentage of adjusted surplus	10%	10%

Admitted goodwill	$271,008	$249,950

Common and Preferred Stocks – Unaffiliated

The cost, gross unrealized gains and losses and fair value of unaffiliated common stocks at December 31 are as follows:

		Gross Unrealized
Common Stocks	Cost	Gains	Losses	Fair Value

December 31, 2022	$79,824	$4,062	$(5,410)	$78,476
December 31, 2021	78,919	4,123	(2,463)	80,579

The statement value, gross unrealized gains and losses and fair value of preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2022	$4,000	$—	$(34)	$3,966
December 31, 2021	4,414	225	—	4,639

29

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Mortgage Loans

The Company’s mortgage loan portfolio consists of commercial mortgage loans. All outstanding loans are collateralized by completed properties. At December 31, 2022, the loan portfolio had an average remaining life of 4.7 years, with all principal due prior to 2051. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 1.5% of the aggregate loan portfolio balance.

The following table provides the current and past due principal amounts of the mortgage loan portfolio at December 31.

	2022	2021
Current	$1,973,731	$1,960,658
Total principal	$1,973,731	$1,960,658

There were no impaired loans and the Company has no interest accrued on loans greater than 90 days past due as of December 31, 2022 and 2021.

The Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the loan portfolio at December 31.

	2022	2021
California	23.7%	22.9%
New York	8.1	6.9
Wisconsin	6.6	7.2
Texas	6.0	*
Illinois	5.5	5.9

*Less than 5%.

The types of properties collateralizing the mortgage loans at December 31 are as follows:

	2022	2021
Apartment	37.1%	38.4%
Industrial	31.1	25.2
Retail	17.0	20.3
Office	11.0	12.4
Other	3.8	3.6

Total	100.0%	100.0%

30

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The Company has no commitments as of December 31, 2022 or 2021 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2022 or 2021.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in the loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2022 and 2021, there were no mortgage loans in nonaccrual status and no valuation allowance was established. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

Loan to value and debt service coverage ratios were as follows at December 31, 2022 and 2021.

	2022		2021
		Average		Average
	Principal	Debt Service	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio	Amount	Coverage Ratio

Less than 65%	$1,666,893	2.65	$1,639,532	2.59
65% to 74%	250,724	1.92	220,501	1.89
75% to 100%	56,114	1.78	100,625	1.31

Total	$1,973,731	2.60	$1,960,658	2.50

31

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Real Estate

Real estate investments consisted of the following at December 31.

	2022	2021
Real estate occupied by the Company	$295,174	$257,347
Accumulated depreciation	(144,885)	(143,099)

Net real estate occupied by the Company	$150,289	$114,248

Real estate held for the production of income	$—	$4,365
Accumulated depreciation	—	(2,399)

Net real estate held for the production of income	$—	$1,966

Real estate held for sale	$4,906	$—
Accumulated depreciation	(2,542)	—

Net real estate held for sale	$2,364	$—

Depreciation expense on real estate investments held for the production of income, which is netted against rental income and included in net investment income, totaled $725, $305, and $338 for the years ended December 31, 2022, 2021, and 2020, respectively. Depreciation expense on real estate investments occupied by the Company, which is netted against rental income and included in net investment income, totaled $12,214, $5,851, and $4,770 for the years ended December 31, 2022, 2021, and 2020, respectively. There were no impairments recognized on real estate in 2022, 2021 and 2020.

Derivatives

Consistent with its risk management strategy, the Company utilizes derivatives to help maximize risk-adjusted investment returns; reduce interest rate risks of long term assets; manage exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include foreign currency futures, equity futures, cross currency swaps, interest rate swaps and options.

Futures contracts: Futures contracts (“futures”) are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield and are usually settled net in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges.

32

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Foreign currency futures that are not designated to specific foreign currency risk are not accounted for using hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in unrealized capital gains (losses).

Equity futures: Equity futures contracts derive their value from the price level of an underlying index. The Company utilized short positions in futures contracts tied to certain indices to hedge changes in the equity-related aspects of the Company’s investment in limited partnerships in MCA Funds Holding Company LLC (“MCA Funds Holding”). The futures are valued at fair value and recorded through net unrealized capital gains (losses) while the futures contracts are open. When the futures contracts are closed, gains (losses) are recognized as a component of net realized capital gains (losses).

Cross currency swaps: Cross currency swaps represent the Company’s agreement with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The cross currency swaps are carried at amortized cost. Settlement payments between the Company and its counterparties on the cross currency swaps are recorded in net investment income. When the cross currency swaps are closed, gains (losses) are recognized as a component of net realized capital gains (losses). The Company is hedging its exposure to the variability in future cash flows for a maximum of 30 years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

Interest rate swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. A net receipt and a net payment are recorded as an increase to and a decrease to net investment income, respectively.

Certain interest rate swaps have been designated as fair value hedges, and certain interest rate swaps of forecasted transactions have been designated as cash flow hedges. The swap contracts are carried at amortized cost to match the book adjusted carrying value methodology prescribed for the currently held bonds or forecasted bond purchases that they are hedging. Settlement payments between the Company and its counterparties on the interest rate swaps are recorded in net investment income.

If a swap contract is closed prior to the swap end date, the gain or loss adjusts the basis of the hedged item and is recognized in income in a manner that is consistent with the hedged item. For bonds currently held, gains (losses) are recognized as a component of net realized capital gains (losses). For hedges of forecasted transactions, deferred gains or losses are recognized in net unrealized capital gains (losses).

For interest rate swaps that have been designated as cash flow hedges of forecasted transactions, if a forecasted transaction is determined to no longer be probable, hedge accounting will cease immediately. During 2022, 2021, and 2020, there were no cash flow hedges discontinued as a result of it no longer being probable that the original forecasted transactions would occur by the end of the originally specified time period or within two months of that date. The maximum length of time over which the Company is hedging the exposure to the variability in future cash flows for forecasted transactions is 30 years.

Interest rate swaps that cannot be designated to specific interest rate risk are not accounted for using hedge accounting. These derivatives are accounted for at fair value with the changes in fair value recorded in surplus as an unrealized gain and loss.

33

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Options: The Company issues equity-indexed annuity and registered indexed annuity contracts that credit interest on a portion of the contract based on certain indices, primarily the Standard & Poor’s 500 Composite Price Index. A portion of the premium from each customer is invested in primarily investment grade bonds. A portion of the premium is used to purchase over-the-counter put and call options to hedge the change in interest credited to the customer as a direct result of the change in the related indices. The options are carried at fair value with changes in fair value recorded in net unrealized capital gains (losses). When the options are closed, gains (losses) are recognized as a component of net realized capital gains (losses).

Credit risk: The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap, option and currency forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings and collateral requirements. The futures contracts are traded on a regulated exchange and have low counterparty risk. At December 31, 2022, the Company had exposure, net of collateral, of $32,304 in the event of nonperformance by all counterparties. The largest exposure with any one counterparty was $13,244 at December 31, 2022.

The following table provides a summary of the statement value, notional amount and fair value of derivatives held at December 31, 2022.

	Statement	Statement
	Value	Value	Notional	Fair Value	Fair Value
	Assets	Liabilities	Value	Assets	Liabilities
Futures contracts	$—	$70	$12,970	$—	$70
Cross currency swaps	25,136	1,268	380,738	42,119	1,041
Interest rate swaps	—	—	75,000	2,785	3,453
Purchased options contracts	656	—	19,506	656	—
Written options contracts	—	488	20,162	—	488

Total derivatives	$25,792	$1,826	$508,376	$45,560	$5,052

34

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following table provides a summary of the statement value, notional amount and fair value of derivatives held at December 31, 2021.

	Statement	Statement
	Value	Value	Notional	Fair Value	Fair Value
	Assets	Liabilities	Value	Assets	Liabilities
Futures contracts	$—	$66	$17,465	$—	$66
Cross currency swaps	6,780	2,956	291,593	10,822	1,610
Interest rate swaps	—	—	95,000	11,262	1,092
Purchased options contracts	7,292	—	46,079	7,292	—
Written options contracts	—	5,885	47,774	—	5,885

Total derivatives	$14,072	$8,907	$497,911	$29,376	$8,653

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships at December 31, 2022.

	Net	Net
	Realized Capital	Unrealized Capital
	Gains (Losses)	Gains (Losses)	Total
Foreign currency risk hedges	$1,492	$(4)	$1,488
Interest and credit risk hedges	5,215	—	5,215
Equity risk hedges	(146)	(646)	(792)
Total	$6,561	$(650)	$5,911

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships at December 31, 2021.

	Net	Net
	Realized Capital	Unrealized Capital
	Gains (Losses)	Gains (Losses)	Total
Foreign currency risk hedges	$856	$(66)	$790
Interest and credit risk hedges	6,580	—	6,580
Equity risk hedges	2,851	(1,449)	1,402
Total	$10,287	$(1,515)	$8,772

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

There was no non-cash collateral received on margin accounts related to derivative transactions not recorded on the statutory basis statements of admitted assets, liabilities and capital and surplus for the years ended December 31, 2022 or 2021.

Other Invested Assets

Limited Partnerships

The statement values of the Company’s unaffiliated limited partnerships by type were as follows at December 31.

	2022	2021
Mezzanine	$19	$29
Energy	17	—
Private equity	560	843
Total limited partnerships	$596	$872

The Company made additional investments in unaffiliated limited partnerships in 2022, 2021, and 2020 of $13, $11, and $7, respectively.

The Company owns MCA Fund III Holding Company LLC (“MCA Fund III Holding”), an affiliated limited liability company (“LLC”), which holds investments in unaffiliated limited partnerships.

In 2022, the Company transferred its ownership in MCA Fund I Holding LLC (“MCA Holding”) and MCA Fund II Holding Company LLC (“MCA Fund II Holding”) to its separate account. In addition, MCA Funds Holding Company LLC ("MCA Funds Holding") was dissolved and MCA Fund IV LP (“MCA Fund IV”) and MCA Fund V LP (“MCA Fund V”), which were previously owned by MCA Funds Holding, became direct investments of CMFG Life. On May 31, 2022, the Company exchanged a 10% interest in MCA Fund IV for securities with its separate account.

The financial statements of MCA Fund IV LP, and MCA Fund V LP were not audited at December 31, 2022, and therefore the Company utilized the look-through approach for the valuation. The Company recorded the value of its investments in these limited partnerships at the net asset value disclosed in the audited financial statements of the underlying limited partnerships. All liabilities, commitments, and contingencies related to the underlying entities are reflected in the Company's net carrying values of the limited partnerships.

The financial statements of MCA Holding, MCA Fund II Holding, and MCA Funds Holding were not audited at December 31, 2021, and therefore the Company utilized the look-through approach for the valuation. For 2021, the Company recorded the value of its investments in these limited partnerships at the net asset value disclosed in the audited financial statements of the underlying limited partnerships. All liabilities, commitments, and contingencies related to the underlying entities are reflected in the Company's net carrying values of MCA Holding, MCA Fund II Holding, and MCA Funds Holding.

The financial statements of MCA Fund III Holding are audited, and the Company did not utilize the look-through approach for the valuation of MCA Fund III Holding.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The Company made additional investments in its affiliated limited partnerships during the years ended December 31, 2022, 2021 and 2020 as follows:

	2022	2021	2020

MCA Fund I LP	$—	$188	$1,098
MCA Fund II LP	—	2,149	7,442
MCA Fund III LP	21,980	33,684	59,744
MCA Fund IV LP	146,050	224,265	179,777
MCA Fund V LP	163,791	102,080	33,644

Total additional investments in affiliated limited partnerships	$331,821	$362,366	$281,705

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The Company’s investments in affiliated limited partnerships at December 31 are shown in the table below.

	2022	2021

MCA Holding	$—	$99,682
MCA Fund II Holding	—	212,837
MCA Fund III Holding	317,109	326,724
MCA Funds Holding	—	1,024,550
MCA Fund IV LP	864,256	—
MCA Fund V LP	337,490	—

Total investments in affiliated limited partnerships	$1,518,855	$1,663,793

The carrying value of the underlying limited partnerships reflected in the Company’s investment approximates its total investment from the previous table with the exception of MCA Fund III Holding. The carrying value of the underlying limited partnerships held by MCA Fund III is $610,892 and $637,650 at December 31, 2022 and 2021.

The Company’s maximum exposure to loss associated with affiliated limited partnerships is shown in the table below.

	2022	2021
MCA Holding	$—	$116,984
MCA Fund II Holding	—	265,299
MCA Fund III Holding	449,869	474,816
MCA Funds Holding	—	2,044,229
MCA Fund IV LP	1,209,235	—
MCA Fund V LP	1,057,125	—
Total maximum exposure to loss of affiliated limited partnerships	$2,716,229	$2,901,328

The Company calculates the maximum exposure to loss as the amount invested in the debt or equity of the entity plus other commitments and guarantees to the entity. As described in Note 13, the Company makes commitments to unaffiliated limited partnerships and affiliated limited liability corporations in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to these investees during the years ended December 31, 2022, 2021, and 2020.

MCA Fund III LP terminates on January 1, 2034, unless extended, it is sooner dissolved, or by operation of law. MCA Fund IV LP and MCA Fund V LP terminate on January 1, 2037, unless extended, they are sooner dissolved, or by operation of law.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Low Income Housing Tax Credit Investments

The number of remaining years of unexpired tax credits related to LIHTC investments range from 6 to 13 years as of December 31, 2022. The Company expects to hold these investments until 2028 to 2035. The amount of tax credits and other tax benefits recognized during the years ended December 31, 2022, 2021 and 2020 was $24,858, $20,401 and $20,393, respectively; the amount was recognized as a component of income tax expense in the statutory basis statements of operations. The amount of cost amortized under the proportional amortization method during the years ended December 31, 2022, 2021 and 2020 was $15,024, $10,462, and $15,861, respectively; the amounts were recognized as a component of net investment income in the statutory basis statements of operations.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2022	2021
Industrial and miscellaneous short-term bonds	$498	$—
Money market mutual funds	17,784	74,909
Cash	18,471	687
Total cash, cash equivalents and short-term investments	$36,753	$75,596

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2022	2021	2020

Bonds and notes	$343,686	$337,233	$340,734
Preferred stocks - unaffiliated	204	255	153
Common stocks - unaffiliated	4,614	5,238	6,894
Common stocks - affiliated	241,961	95,000	90,000
Mortgage loans	84,124	98,450	89,469
Real estate	22,576	22,262	19,002
Contract loans	6,575	7,026	7,512
Other invested assets	122,746	176,315	56,472
Cash, cash equivalents and short-term investments	1,620	57	874
Derivative financial instruments	4,927	1,742	1,315
Other	6,616	2,709	2,452

Gross investment income	839,649	746,287	614,877
Less investment expenses	51,852	41,120	46,817

Net investment income	$787,797	$705,167	$568,060

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Investment expenses include interest, salaries, brokerage fees, securities’ custodial fees, and real estate expenses, including depreciation.

Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities, and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2022 or 2021 on this basis.

Total investment income recognized as a result of prepayment penalties or acceleration fees was $2,856, $17,831 and $9,530 for the years ended December 31, 2022, 2021 and 2020, respectively.

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows.

	2022	2021	2020

Bonds and notes:
Gross gains from sales	$2,602	$16,154	$10,555
Gross losses from sales	(17,713)	(3,520)	(2,387)
Other	(61)	2,528	(1,445)
Other-than-temporary impairment losses	(1,902)	(348)	(5,282)
Preferred stocks - unaffiliated:
Gross gains from sales	194	—	79
Gross losses from sales	—	(5)	—
Common stocks - unaffiliated:
Gross gains from sales	461	2,853	3,376
Gross losses from sales	(159)	(739)	—
Common stocks - affiliated:
Gross gains from sales and merger	—	—	91
Real estate	(580)	—	(235)
Mortgage loans	(3,518)	—	—
Limited partnerships:
Gross gains from distributions	48	20	2,155
Derivative financial instruments	6,561	10,287	(54,700)
Other	(485)	(112)	(64)

Net realized capital gains (losses) before taxes and transfer to interest maintenance reserve	(14,552)	27,118	(47,857)
Tax on net realized capital gains (losses)	(20,062)	(73,258)	(32,699)
Transfer to interest maintenance reserve	19,668	(15,190)	(7,106)
Net realized capital gains (losses)	$(14,946)	$(61,330)	$(87,662)

Proceeds from the sale of bonds and notes were $415,385, $376,885 and $315,780 in 2022, 2021 and 2020, respectively. Proceeds from the sale of stocks were $121,998, $113,893 and $116,322 in 2022, 2021 and 2020, respectively.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Other-Than-Temporary Impairments of Investments

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.
●	The extent to which fair value is less than statement value.
●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).
●	The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.
●	For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.
●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.
●	The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in net income as a realized loss equals the difference between the investment's amortized cost basis and its expected cash flows.

For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in subsidiaries and limited partnerships, the Company reviews the financial condition and future profitability of the subsidiary or limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital gain (loss).

For those stocks with a decline in the fair value deemed to be other-than-temporary, a net realized capital gain (loss) is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those stocks deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading for a period up to three months as defined by the Company’s policy.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2022. As a result of the subjective nature of these estimates, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant due to the variability of these factors.

The Company and the consolidated Company did not recognize any OTTI on loan-backed and structured securities during 2022, 2021 and 2020 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

The following table identifies the Company’s and the consolidated Company’s OTTI by type of investment for the years ended December 31.

	2022	2021	2020

Mortgage-backed securities	$(27)	$—	$(100)
Industrial and miscellaneous	(1,875)	(348)	(5,182)
Total other than temporary impairment losses	$(1,902)	$(348)	$(5,282)

The following table identifies the loan-backed securities held as of December 31, 2022 for which a credit related OTTI loss was recognized during 2022.

CUSIP	Book Adjusted Carrying Value Before Current Period Other- Than-Temporary Impairments	Recognized Other- Than-Temporary Impairments	Amortized Cost After Other-Than- Temporary Impairments	Fair Value

12551SAA4	$5,752	$(23)	$5,729	$5,793
382371AA0	5,716	(3)	5,713	4,068
Total	$11,468	$(26)	$11,442	$9,861

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Net Unrealized Capital Gains (Losses)

Information regarding the Company’s bonds, notes, and stocks with unrealized losses at December 31, 2022 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2022
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government and agencies	$66,965	$(16,317)	$20,585	$(13,239)	$87,550	$(29,556)
All other governments	2,565	(266)	1,976	(711)	4,541	(977)
States, territories and possessions	9,259	(804)	—	—	9,259	(804)
Political subdivisions of states, territories and possessions	121,592	(15,091)	15,933	(8,705)	137,525	(23,796)
Special revenue and special assessment obligations	5,939	(1,061)	—	—	5,939	(1,061)
Industrial and miscellaneous	4,401,222	(473,815)	1,216,556	(381,022)	5,617,778	(854,837)
Residential mortgage backed securities	199,571	(19,042)	95,938	(23,815)	295,509	(42,857)
Commercial mortgage backed securities	241,506	(26,565)	241,457	(55,980)	482,963	(82,545)
Non-mortgage asset-backed securities
Other structured securities	644,657	(30,148)	586,847	(55,820)	1,231,504	(85,968)
Other - affiliated	160,804	(7,691)	—	—	160,804	(7,691)

Total bonds and notes	5,854,080	(590,800)	2,179,292	(539,292)	8,033,372	(1,130,092)

Common stock	11,088	(3,359)	6,381	(2,051)	17,469	(5,410)

Total temporarily impaired securities	$5,865,168	$(594,159)	$2,185,673	$(541,343)	$8,050,841	$(1,135,502)

At December 31, 2022, the Company owned 2,552 bonds and notes with a fair value of $8,033,372 in an unrealized investment loss position. There were 767 of the 2,552 bonds and notes with a fair value of $2,179,292 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 19.8% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2022 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $7,648,927 or 95.2% of the total fair value of all bonds and notes with unrealized losses at December 31, 2022. Total unrealized losses on investment grade bonds and notes were $1,079,041 at December 31, 2022.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

At December 31, 2022, the Company had 8 stocks with a fair value of $17,469 in an unrealized investment loss position. There were 2 of the 8 stocks with a fair value of $6,381 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for stocks with an unrealized loss position for more than 12 months is approximately 24.3% of cost.

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2021 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2021
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government and agencies	$16,148	$(78)	$17,279	$(1,100)	$33,427	$(1,178)
All other governments	1,384	(56)	1,197	(14)	2,581	(70)
Political subdivisions of states, territories and possessions	21,723	(596)	—	—	21,723	(596)
Industrial and miscellaneous	563,079	(13,712)	247,886	(13,209)	810,965	(26,921)
Residential mortgage backed securities	95,703	(1,868)	2,665	(96)	98,368	(1,964)
Commercial mortgage backed securities	234,188	(3,724)	37,248	(1,231)	271,436	(4,955)
Other structured securities	541,148	(3,134)	86,901	(497)	628,049	(3,631)

Total bonds and notes	1,473,373	(23,168)	393,176	(16,147)	1,866,549	(39,315)

Common stock	2,754	(923)	22,722	(1,540)	25,476	(2,463)

Total temporarily impaired securities	$1,476,127	$(24,091)	$415,898	$(17,687)	$1,892,025	$(41,778)

At December 31, 2021, the Company owned 484 bonds and notes with a fair value of $1,866,549 in an unrealized loss position. There were 104 of the 484 bonds and notes with a fair value of $393,176 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 4.1% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2021 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $1,799,782 or 96.4% of the total fair value of all bonds and notes with unrealized losses at December 31, 2021. Total unrealized losses on investment grade bonds and notes were $37,602 at December 31, 2021.

At December 31, 2021, the Company had 11 stocks with a fair value of $25,476 in an unrealized investment loss position. There were 9 of the 11 stocks with a fair value of $22,722 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for stocks with an unrealized loss position for more than 12 months is approximately 6.8% of cost.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Investment Credit Risk

The Company maintains diversified investment portfolios including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Self-Occupancy Rent

Under statutory accounting practices, the Company is required to include in net investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Net investment income includes self-occupancy rental income of $19,017, $18,521 and $18,038 in 2022, 2021 and 2020, respectively.

Restricted Assets

Iowa law requires that assets equal to a life insurer’s legal reserve must be designated for the Insurance Department for the protection of all policyholders. The Company also has securities pledged to the FHLB (see Note 11) and as other collateral.

Restricted assets by category as of December 31 are as follows:

	2022			2021
	Total	Restricted	Restricted to Total	Total	Restricted	Restricted to Total
	Admitted	to Total	Admitted	Admitted	to Total	Admitted
	Restricted	Assets	Assets	Restricted	Assets	Assets
Collateral held under security lending agreements	$393,601	1.5%	1.5%	$398,300	1.5%	1.5%
FHLB capital stock	54,000	0.2%	0.2%	47,600	0.2%	0.2%
On deposit with states and other regulatory bodies	11,017,272	40.9%	41.8%	10,502,012	39.0%	39.9%
Pledged collateral to FHLB	982,497	3.6%	3.7%	961,148	3.6%	3.6%
Pledged as collateral not captured in other categories	29,807	0.1%	0.1%	1,394	0.0%	0.0%
Total restricted assets	$12,477,177	46.3%	47.3%	$11,910,454	44.3%	45.2%

In addition, assets in the separate account have been pledged as collateral for FHLB funding agreements with a statement value of $571,095 and $249,986 as of December 31, 2022 and 2021, respectively (see Note 11).

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Securities Lending

Securities on loan from the Company related to the securities lending program are included within bonds and notes on the statutory basis statements of admitted assets, liabilities and capital and surplus. The following table identifies the types of securities on loan as of December 31, 2022 and 2021.

	2022		2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

U.S. government	$13,972	$8,503	$11,076	$12,011
Domestic corporate securities	385,068	323,838	282,303	299,124
Foreign corporate securities	52,151	45,527	65,334	68,326
Common stocks - unaffiliated	—	—	6,346	5,943
Total securities on loan	$451,191	$377,868	$365,059	$385,404

The following table identifies the types of securities on loan from the Company’s separate accounts as of December 31, 2022 and 2021.

	2022		2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Domestic corporate securities	$110,694	$97,535	$99,559	$104,303
Foreign corporate securities	21,976	19,914	15,527	16,145
Total securities on loan	$132,670	$117,449	$115,086	$120,448

The collateral liability by security type and remaining length of the securities lending agreement were as follows as of December 31, 2022.

	Remaining Length
	of Securities
	Lending Agreements
	Open¹	Total

Cash and cash equivalents	$380,858	$380,858
U.S. government and agencies	12,743	12,743
Total collateral liability	$393,601	$393,601

1The related loaned security could be returned to the Company during the next business day, which would require the Company to immediately return the cash collateral.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The collateral liability by security type and remaining length of the securities lending agreement were as follows as of December 31, 2021.

	Remaining Length
	of Securities
	Lending Agreements
	Open¹	Total

Cash and cash equivalents	$386,687	$386,687
U.S. government and agencies	11,613	11,613
Total collateral liability	$398,300	$398,300

1The related loaned security could be returned to the Company during the next business day, which would require the Company to immediately return the cash collateral.

At December 31, 2022 and 2021, the total collateral on deposit from counterparties was equal to the Company’s obligation to return collateral on deposit from counterparties. The collateral on deposit is unrestricted.

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows as of December 31, 2022.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Total

Reverse repurchase agreements	$130,858	$102,500	$147,500	$380,858
Total reinvested cash collateral	$130,858	$102,500	$147,500	$380,858

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows as of December 31, 2021.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Total

Reverse repurchase agreements	$118,687	$55,000	$213,000	$386,687
Total reinvested cash collateral	$118,687	$55,000	$213,000	$386,687

During 2022 and 2021, the Company had a maximum of $414,994 and $400,420, respectively, of securities on loan at any one time. During 2022 and 2021, the Company’s separate account had a maximum of $126,256 and $127,143, respectively, of securities on loan at any one time.

The Company earns income from the cash collateral or receives a fee from the borrower. Income related to the securities lending program was $902, $683 and $708 for the years ended December 31, 2022, 2021, and 2020, respectively, and is included in net investment income within the statutory basis statements of operations.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company use prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for transfers into Level 3 any activity occurring in the fourth quarter prior to the transfer, such as realized gains and losses and all changes in unrealized gains and losses are not reflected in the Level 3 rollforward table. The rollforward table will only reflect the value transferred in.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company uses consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates the fair value estimates through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There was one transfer of an industrial and miscellaneous bond totaling $1,561 into Level 3 from Level 2 during 2022. There was one transfer of preferred stock totaling $253 into Level 3 from Level 2 during 2021. The transfer into Level 3 occurred due to a change to a model using one or more inputs that were unobservable.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Fair Value Measurement

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2022.

	Level 1	Level 2	Level 3	Total

Assets
Bonds and notes
Industrial and miscellaneous	$—	$—	$1,307	$1,307
Common stocks - unaffiliated	68,715	—	9,761	78,476
Cash equivalents	17,784	—	—	17,784
Derivatives
Options	—	656	—	656
Swaps	—	44,904	—	44,904
Separate account assets	47,325	2,111,716	—	2,159,041
Total assets	$133,824	$2,157,276	$11,068	$2,302,168
Liabilities
Derivatives
Options	$—	$488	$—	$488
Swaps	—	4,494	—	4,494
Futures	70	—	—	70
Total liabilities	$70	$4,982	$—	$5,052

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2021.

	Level 1	Level 2	Level 3	Total

Assets
Bonds and notes
Industrial and miscellaneous	$—	$9,581	$—	$9,581
Common stocks - unaffiliated	70,322	—	10,257	80,579
Preferred stocks - unaffiliated	—	—	414	414
Cash equivalents	74,909	—	—	74,909
Derivatives
Options	—	7,292	—	7,292
Separate account assets	9,176	3,002,108	—	3,011,284
Total assets	$154,407	$3,018,981	$10,671	$3,184,059
Liabilities
Derivatives
Options	$—	$5,885	$—	$5,885
Total liabilities	$—	$5,885	$—	$5,885

Changes in Level 3 Fair Value Measurement

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2022.

				Realized/Unrealized Gain (Loss) Included in:
	Balance January 1, 2022	Transfers into (out of) Level 3	Net Income¹	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2022

Bonds and notes
Industrial and miscellaneous	$—	$1,561	$—	$5	$(259)	1,307
Common stocks - unaffiliated	10,257	—	461	(60)	(897)	9,761
Preferred stocks - unaffiliated	414	—	193	(160)	(447)	—
Total assets	$10,671	$1,561	$654	$(215)	$(1,603)	$11,068

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2021.

				Realized/Unrealized Gain (Loss) Included in:
	Balance January 1, 2021	Transfers into (out of) Level 3	Net Income¹	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2021

Common stocks - unaffiliated	$5,716	$—	$—	$4,541	$—	$10,257
Preferred stocks - unaffiliated	—	253	—	161	—	414
Total assets	$5,716	$253	$—	$4,702	$—	$10,671

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

There were no Level 3 net purchases, sales and maturities for 2021.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Fair Value Measurement of Financial Instruments

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2022.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$9,757,972	$8,650,103	$—	$8,426,706	$223,397
Common stocks - unaffiliated	78,476	78,476	68,715	—	9,761
Preferred stocks - unaffiliated	4,000	3,966	—	3,966	—
Mortgage loans	1,968,216	1,749,590	—	—	1,749,590
Cash equivalents and short-term investments	18,282	18,282	17,784	498	—
Surplus notes	72,036	72,992	—	72,992	—
Securities lending assets	393,601	393,601	—	393,601	—
Derivatives	25,792	45,560	—	45,560	—
Margin account assets	29,807	29,807	29,807	—	—
LIHTC	106,205	106,205	—	—	106,205
COLI	93,277	93,277	—	—	93,277
Contract loans	111,086	195,638	—	—	195,638
Separate account assets	8,929,175	8,106,935	47,325	6,859,535	1,200,075
Financial instruments recorded
as liabilities:
Deposit-type contracts	772,808	725,961	—	725,961	—
Margin liabilities	64,527	64,527	64,527	—	—
Securities lending liabilities	393,601	393,601	—	393,601	—
Derivatives	1,826	5,052	70	4,982	—
Notes and interest payable	300,153	300,153	—	300,153	—
Separate account liabilities	8,929,175	8,106,935	47,325	6,859,535	1,200,075
Financial instruments recorded
as surplus:
Surplus notes	61,818	63,978	—	63,978	—

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2021.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$9,226,509	$9,825,978	$—	$9,466,037	$359,941
Common stocks - unaffiliated	80,579	80,579	70,322	—	10,257
Preferred stocks - unaffiliated	4,414	4,639	—	4,225	414
Mortgage loans	1,960,658	2,033,279	—	—	2,033,279
Cash equivalents and short-term investments	74,909	74,909	74,909	—	—
Other invested assets	72,550	99,483	—	99,483	—
Securities lending assets	398,300	398,300	—	398,300	—
Derivatives	14,072	29,376	—	29,376	—
Margin account assets	1,394	1,394	1,394	—	—
LIHTC	110,297	110,297	—	—	110,297
COLI	99,019	99,019	—	—	99,019
Contract loans	105,777	195,638	—	—	195,638
Separate account assets	9,649,953	9,805,721	9,176	8,508,075	1,288,470
Financial instruments recorded
as liabilities:
Deposit-type contracts	773,568	809,270	—	809,270	—
Margin liabilities	341,239	341,239	341,239	—	—
Securities lending liabilities	398,300	398,300	—	398,300	—
Derivatives	8,907	8,653	—	8,653	—
Notes and interest payable	140,004	140,004	—	140,004	—
Separate account liabilities	9,649,953	9,805,721	9,176	8,508,075	1,288,470
Financial instruments recorded
as surplus:
Surplus notes	69,545	84,278	—	84,278	—

The carrying amounts for accrued investment income, certain receivables and payables approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Determination of Fair Values

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Common stocks - unaffiliated: Consists of U.S. common stocks and FHLB common stock as required as a member of FHLB. U.S. common stocks are valued based on unadjusted quoted prices for identical assets in active markets that the Company can access. FHLB valuation is based on the published redemption price at which the Company could transact.

Cash equivalents and short-term investments: Consists of money market mutual funds. Valuation for money markets is based on the closing price as of the balance sheet date.

Margin account assets and liabilities: Margin account collateral and liabilities are marked-to-market daily and require cash settlements in the margin account for changes in a derivative contract’s fair value. The carrying amount approximates fair value due to its short-term nature.

Separate account assets and liabilities: Separate account assets consist of money market funds; valuation is based on the closing price as of the balance sheet date. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Derivatives: Consists of currency futures which are exchange traded; valuation is based on published prices at December 31.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk free rates and market comparables.

Cash equivalents and short-term investments: Consists of corporate bonds which are classified as cash equivalents and short-term investments. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Securities lending assets and liabilities: Securities lending assets consist of reverse repurchase agreements; valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Securities lending liabilities represent the collateral to be returned to the borrower; the fair value is determined by reference to the fair value of the related securities lending assets.

Derivatives: Consists of derivatives such as options, swaps, and over-the-counter derivatives; valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

55

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type contracts: The fair value of the Company’s liabilities under deposit-type insurance contracts, including funding agreements, is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Notes and interest payable and surplus notes: Notes and interest payable relate to FHLB short term borrowings (repayment in 90 days or less); fair value approximates carrying value due to the short term nature of the borrowing. The fair value of surplus notes is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Preferred and common stocks - unaffiliated: Consists of non-public securities acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted to fair value when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees’ financial results, sales restrictions, or other items.

Mortgage loans: The fair value for mortgage loans is estimated based on one or more unobservable inputs using discounted cash flow analyses with interest rates currently being offered in the marketplace for loans to borrowers with similar credit ratings. Loans with similar characteristics within the Company’s portfolio are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

LIHTC: The fair value of LIHTC is based on unadjusted information obtained from general partners of the limited partnership investment.

COLI: The cash surrender value of COLI approximates fair value because it is based on the fair value of the underlying limited partnership investment which is based on unadjusted information obtained from general partners of the limited partnership investment.

Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

56

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Separate account assets and liabilities: Separate account assets consists of bonds and notes and mortgage loans. Valuations of bonds and notes are based on internal models, which include unobservable inputs for similar assets in markets that may not be active. The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Note 5: Income Tax

The Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: MEMBERS Life, CUMIS, CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc. (“CUMIS VT”), CMIC, CUNA Mutual Insurance Agency, Inc. (“CMIA”), CUMIS Mortgage Reinsurance Company, CUNA Brokerage Services, Inc. (“CBSI”), International Commons, Inc., MEMBERS Capital Advisors, Inc. (“MCA”), CPI Qualified Plan Consultants, Inc. (“CPI”), TruStage, CUNA Mutual Global Holdings, Inc., CuneXus Solutions, Inc., and Family Considerations, Inc.

The Company has entered into a tax sharing agreement with CMHC and certain of its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Current income tax expense (benefit) consists of the following for the years ended December 31:

	2022	2021	2020

Federal income tax expense (benefit) on operations	$47,616	$(13,759)	$(98,768)
Federal income tax expense on
net realized capital gains (losses)	15,932	76,448	34,192

Federal income tax expense (benefit)	$63,548	$62,689	$(64,576)

57

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The 2022 change in net deferred income tax for the Company is comprised of the following:

	December 31,	December 31,
	2022	2021	Change

Adjusted gross deferred tax assets	$392,872	$347,144	$45,728
Total deferred tax liabilities	(221,261)	(247,169)	25,908

Net deferred tax asset (excluding nonadmitted)	$171,611	$99,975	71,636

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			11,778

Change in net deferred income tax			$83,414

The 2021 change in net deferred income tax for the Company is comprised of the following:

	December 31,	December 31,
	2021	2020	Change

Adjusted gross deferred tax assets	$347,144	$294,458	$52,686
Total deferred tax liabilities	(247,169)	(183,406)	(63,763)

Net deferred tax asset (excluding nonadmitted)	$99,975	$111,052	(11,077)

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			75,459

Change in net deferred income tax			$64,382

58

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The 2020 change in net deferred income tax for the consolidated Company is comprised of the following:

	December 31,	December 31,
	2020	2019	Change

Adjusted gross deferred tax assets	$295,566	$264,069	$31,497
Total deferred tax liabilities	(183,603)	(155,269)	(28,334)

Net deferred tax asset (excluding nonadmitted)	$111,963	$108,800	3,163

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			(11,265)

Change in net deferred income tax			$(8,102)

59

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus net realized capital gains (losses) before income taxes due to the items listed in the following reconciliation:

	2022	2021	2020

Tax expense computed at federal corporate rate	$63,486	$48,460	$21,851
Dividends received deductions	(50,363)	(20,358)	(19,358)
Meals and entertainment	267	249	564
Foreign tax credit	(234)	(145)	(149)
Income tax expense (benefit) related to prior years	(3,594)	(6,264)	646
Nonadmitted assets	(5,494)	(6,235)	1,099
Interest maintenance reserve amortization	(3,743)	241	(833)
LIHTC and benefits (net of amortization of cost)	(21,703)	(18,204)	(17,062)
COLI	1,188	(128)	581
Income tax benefit of net operating loss carryback	—	—	(45,106)
Statutory change in reserve valuation basis	—	—	462
Other	324	691	831

Total statutory income taxes	$(19,866)	$(1,693)	$(56,474)

Federal income tax expense (benefit)	$63,548	$62,689	$(64,576)
Change in net deferred income tax	(83,414)	(64,382)	8,102

Total statutory income taxes	$(19,866)	$(1,693)	$(56,474)

60

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred
tax assets	$392,872	$—	$392,872	$347,144	$—	$347,144	$45,728	$—	$45,728
Statutory
valuation
allowance
adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross
deferred tax
assets	392,872	—	392,872	347,144	—	347,144	45,728	—	45,728
Deferred tax
assets
nonadmitted	(47,511)	—	(47,511)	—	—	—	(47,511)	—	(47,511)
Admitted deferred
tax assets	345,361	—	345,361	347,144	—	347,144	(1,783)	—	(1,783)
Deferred tax
liabilities	(83,078)	(138,183)	(221,261)	(111,436)	(135,733)	(247,169)	28,358	(2,450)	25,908
Net admitted
deferred tax
assets	$262,283	$(138,183)	$124,100	$235,708	$(135,733)	$99,975	$26,575	$(2,450)	$24,125

The nonadmitted deferred tax asset increased $47,511 in 2022 and decreased $10,116 in 2021. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

61

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2022	2021	Change
Ordinary deferred tax assets:
Life and accident and health reserves	$201,870	$161,310	$40,560
Investments	3,344	3,328	16
Deferred acquisition costs	72,377	64,079	8,298
Unearned revenue	4,656	4,507	149
Employee benefits	72,711	81,651	(8,940)
Policyholder dividends	7,820	7,355	465
Fixed assets	3,773	2,682	1,091
Other	26,321	22,232	4,089
Subtotal ordinary deferred tax assets	392,872	347,144	45,728
Nonadmitted ordinary deferred tax assets	(47,511)	—	(47,511)
Admitted ordinary deferred tax assets	345,361	347,144	(1,783)

Capital deferred tax assets:
Admitted capital deferred tax asset	—	—	—
Admitted deferred tax assets	345,361	347,144	(1,783)
Ordinary deferred tax liabilities:
Deferred and uncollected premiums	(62,026)	(57,229)	(4,797)
2017 tax reform reserve method change	(14,247)	(18,996)	4,749
Tax accounting method changes	—	(27,550)	27,550
Other	(6,805)	(7,661)	856
Total ordinary deferred tax liabilities	(83,078)	(111,436)	28,358
Capital deferred tax liabilities:
Investments	(48,024)	(44,306)	(3,718)
Unrealized gains	(90,159)	(91,427)	1,268
Subtotal capital deferred tax liabilities	(138,183)	(135,733)	(2,450)
Total deferred tax liabilities	(221,261)	(247,169)	25,908
Net admitted deferred tax asset	$124,100	$99,975	$24,125

62

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	124,235	—	124,235	142,894	—	142,894	(18,659)	—	(18,659)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	124,235	—	124,235	142,894	—	142,894	(18,659)	—	(18,659)
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	—	—	397,999	—	—	370,200	—	—	27,799
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	221,126	—	221,126	204,250	—	204,250	16,876	—	16,876
Admitted deferred tax asset	$345,361	$—	$345,361	$347,144	$—	$347,144	$(1,783)	$—	$(1,783)

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2022	2021

Ratio percentage used to determine recovery period and
threshold limitation amount (risk-based capital (“RBC”) reporting entity)	830%	855%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$2,653,327	$2,468,002

63

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Certain tax planning strategies were used in the calculation of the amount of admitted deferred tax assets as of December 31, 2022. The Company did not use tax planning strategies in the calculation of adjusted gross deferred tax assets and net admitted deferred tax assets as of December 31, 2021. The impact of tax planning strategies as of December 31, 2022 is shown in the following table:

	December 31, 2022

	Ordinary	Capital

Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$392,872	$—
Percentage of adjusted gross DTAs by tax character attributable to
the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	345,361	—
Percentage of net admitted adjusted gross DTAs by tax character
admitted because of the impact of tax planning strategies	0.8%	0.0%

CARES Act

The CARES Act included several significant income tax provisions including providing for a five-year carryback of certain net operating losses, suspending the limitation on net operating losses which can be used to offset income, and increasing the limitation on interest deductions. As a result of the five-year carryback provision, the consolidated Company recorded an additional income tax benefit of $45,106 for the year ended December 31, 2020.

Inflation Reduction Act

In August 2022, the Inflation Reduction Act of 2022 (the “Act”) was passed by the US Congress and signed into law. The Act includes a new Federal alternative minimum tax (“AMT”), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement (“AFS”) of an applicable corporation. A corporation is an applicable corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1,000,000. For a group of related entities, the $1,000,000 threshold is determined on a group basis, and the group’s AFS is generally treated as the AFS for all separate taxpayers in the group. Except under limited circumstances, once a corporation is an applicable corporation, it is an applicable corporation in all future years.

An applicable corporation is not automatically subject to an AMT liability. The corporation’s tentative AMT liability is equal to 15% of its adjusted AFSI, and AMT is payable to the extent the tentative AMT liability exceeds regular corporate income tax. However, any AMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of AMT.

The controlled group of corporations of which the Company is a member has determined that it likely will not be an applicable corporation in 2023. In making such determination, the group has made certain interpretations of, and assumptions regarding, the AMT provisions of the Act. The US Treasury Department is expected to issue guidance throughout 2023 that may differ from the group’s interpretations and assumptions and that could alter the group’s determination. No provision for the AMT has been made in the Company’s current or deferred tax accounts as of December 31, 2022.

64

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Other Tax Items

As of December 31, 2022, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

Income taxes incurred in 2022, 2021, and 2020 of $25,282, $44,291, and $0, respectively, are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code. A reconciliation of the beginning and ending amount of tax contingences is as follows:

	2022	2021

Balance at January 1	$342	$6,746
Additions based on tax positions related to the current year	—	72
Additions for prior years’ tax position	—	14
Reductions for prior years’ tax position	—	—
Reductions for settlements	(342)	(6,064)
Reductions for expiration of statutes	—	(426)

Balance at December 31	$—	$342

The overall effective income tax rate in future periods will be affected if the balances of the tax contingencies as of December 31, 2022 are revalued. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the statutory basis statements of operations. During the years ended December 31, 2022, 2021 and 2020, the Company and the consolidated Company recognized decreases of $13, $4,223 and $611, respectively, in interest and penalties. The Company had accrued $853 and $866 at December 31, 2022 and 2021, respectively, for the payment of interest and penalties.

In addition to its inclusion in a consolidated U.S. federal income tax return filed by CMHC, the Company also files income tax returns in various states and foreign jurisdictions. The Company and the consolidated Company are subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where they operate, the Company and the consolidated Company are generally no longer subject to income tax examination by tax authorities for the years ended before 2019. An amended return claim filed for tax year 2016 is currently under examination.

Note 6: Related Party Transactions

In the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due are generally settled monthly. CMFG Life allocated expenses of $1,084,042, $808,637, and $680,539 to its related parties in 2022, 2021, and 2020, respectively.

65

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

MCA, which is 100% owned by CMIC, manages substantially all of the Company’s invested assets in accordance with policies, directives, and guidelines established by the Company. The Company recorded MCA investment management fees totaling $19,379 and $22,497 in 2022 and 2021, respectively. The consolidated Company recorded fees totaling $19,830, in 2020. Subsidiaries of the Company recorded MCA investment management fees of $20,413, $19,847 and $11,830 in 2022, 2021 and 2020, respectively.

Pursuant to agreements used for cash management, CMFG Life periodically borrows from or lends to affiliates. This activity is included in Receivables from affiliates and Payables to affiliates. Balances must be repaid within 364 days and interest is charged pursuant to the terms of the agreement. The Company recorded affiliated interest income and expense of $4,408 and $5,792, $1,511 and $2,350 and $1,217 and $1,711, respectively, for the years ended December 31, 2022, 2021 and 2020, respectively, related to the cash management agreement.

Significant capital contributions and dividends to and dividends from affiliates are shown in the following table:

	2022	2021	2020
Dividends paid from CMFG Life to:
TruStage	$121,000	$80,000	$38,000
Total	$121,000	$80,000	$38,000
Capital contributions from CMFG Life to:
CMIC	$19,680	$8,000	$8,000
AMLIC	20,000	—	—
CUNA Mutual AdvantEdge Analytics, LLC	—	17,000	20,000
CMMS	—	—	103,000
Total	$39,680	$25,000	$131,000
Dividends paid to CMFG Life from:
CMIC	$166,951	$95,000	$90,000
TruStage Insurance Agency, LLC	15,000	—	—
MCA Funds Holding Company	10	—	—
USIC	60,000	—	—
Total	$241,961	$95,000	$90,000

Capital contributions to CMFG Life from:
TruStage	$—	$803,395	$8,000
Total	$—	$803,395	$8,000

Prior to May 2022 and in 2021 and 2020, the Company utilized CBSI, which is 100% owned by CMIC, to distribute its registered annuity products and recorded commission expense for this service of $733 in 2022 and $2,173 in 2021 and the consolidated Company recorded commission expense of $39,131 for 2020, which is included in insurance taxes, licenses, fees and commissions.

66

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

CMFG Life holds collateralized note obligations issued by MCA Fund III Holding of $168,495 and $194,297 as of December 31, 2022 and 2021, respectively. The Company recorded accrued interest of $1,023 and $1,134 as of December 31, 2022 and 2021, respectively. The notes are included in debt securities and the accrued interest is included in accrued investment income.

Note 7: Reinsurance

The Company enters into ceded reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

MEMBERS Life cedes 100% of its business to CMFG Life and receives a ceding commission from CMFG Life equal to 100% of actual expenses incurred for this business. These agreements are eliminated in the consolidated statutory basis financial statements for 2020.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2022, 2021, and 2020.

	2022	2021	2020

Premiums earned:
Direct	$3,456,156	$3,086,354	$4,781,745
Assumed from affiliates	1,326,231	1,574,254	1,743
Ceded to non-affiliates	(314,383)	(158,944)	(58,838)

Premiums earned, net of reinsurance	$4,468,004	$4,501,664	$4,724,650

Benefits and surrender expenses:
Direct	$2,544,054	$2,561,597	$2,736,731
Assumed from affiliates	545,147	493,196	—
Ceded to non-affiliates	(18,625)	(10,451)	(10,240)

Benefits and surrender expenses, net of reinsurance	$3,070,576	$3,044,342	$2,726,491

Increase in policy reserves:
Direct	$712,129	$480,582	$966,832
Assumed from affiliates	109,870	8,624	—
Ceded to non-affiliates	(291,014)	(188,252)	(53,644)

Increase in policy reserves, net of reinsurance	$530,985	$300,954	$913,188

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $734,458 and $443,155 as of December 31, 2022 and 2021, respectively.

67

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 8: Policy and Contract Claim Reserves

The balance in the liability for unpaid accident and health claim and claim adjustment expenses gross of reinsurance as of December 31, 2022 and 2021 was $311,985 and $313,818, respectively. CMFG Life incurred $224,107 and paid $231,598 of accident and health claims and claim adjustment expenses in 2022, of which $145,189 of the paid amount and ($12,850) of total incurred amount was attributable to insured or covered events of prior years. The increase in reinsurance recoverables as of December 31, 2022 from December 31, 2021 was $5,658. CMFG Life incurred $188,203 and paid $214,459 of accident and health claims and claim adjustment expenses in 2021, of which $135,072 of the paid amount and ($14,277) of total incurred amount was attributable to insured or covered events of prior years. The 2022 and 2021 decreases in prior year incurred losses primarily relates to favorable development across lines, particularly on credit disability driven by fewer reported losses than expected.

Note 9: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves

The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at December 31, 2022.

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$615,598	$6,457,388	$—	$7,072,986	71.1%
At book value less surrender charge of 5% or more	182,243	—	—	182,243	1.8%
At fair value	—	—	591,032	591,032	5.9%

Total with adjustment or at fair value	797,841	6,457,388	591,032	7,846,261	78.8%
At book value with minimal or no charge adjustment	1,004,288	229,185	—	1,233,473	12.4%
Not subject to discretionary withdrawal	868,148	—	4,493	872,641	8.8%

Gross annuity reserves and deposit liabilities	2,670,277	6,686,573	595,525	9,952,375	100.0%
Reinsurance ceded	507,355	—	—	507,355

Total net annuity reserves and deposit liabilities	$2,162,922	$6,686,573	$595,525	$9,445,020

68

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$2,411,349	$—	$—	$2,411,349	44.4%
At book value less surrender charge of 5% or more	—	—	—	—
At fair value	—	—	800,700	800,700	14.7%

Total with adjustment or at fair value	2,411,349	—	800,700	3,212,049	59.1%
At book value with minimal or no charge adjustment	167,788	—	—	167,788	3.1%
Not subject to discretionary withdrawal	2,051,566	—	—	2,051,566	37.8%

Gross annuity reserves and deposit liabilities	4,630,703	—	800,700	5,431,403	100.0%
Reinsurance ceded	—	—	—	—

Total net annuity reserves and deposit liabilities	$4,630,703	$—	$800,700	$5,431,403

69

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%

Total with adjustment or at fair value	—	—	—	—	0.0%
At book value with minimal or no charge adjustment	233,462	—	—	233,462	20.8%
Not subject to discretionary withdrawal	539,346	—	351,662	891,008	79.2%

Gross annuity reserves and deposit liabilities	772,808	—	351,662	1,124,470	100.0%
Reinsurance ceded	—	—	—	—

Total net annuity reserves and deposit liabilities	$772,808	$—	$351,662	$1,124,470

70

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at December 31, 2021.

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$348,094	$6,370,222	$—	$6,718,316	70.0%
At book value less surrender charge of 5% or more	154,426	—	—	154,426	1.6%
At fair value	—	—	771,802	771,802	8.0%

Total with adjustment or at fair value	502,520	6,370,222	771,802	7,644,544	79.6%
At book value with minimal or no charge adjustment	1,086,602	95,657	—	1,182,259	12.4%
Not subject to discretionary withdrawal	767,143	—	4,635	771,778	8.0%

Gross annuity reserves and deposit liabilities	2,356,265	6,465,879	776,437	9,598,581	100.0%
Reinsurance ceded	196,415	—	—	196,415

Total net annuity reserves and deposit liabilities	$2,159,850	$6,465,879	$776,437	$9,402,166

71

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$2,514,997	$—	$—	$2,514,997	46.7%
At book value less surrender charge of 5% or more	—	—	—	—
At fair value	—	—	1,055,330	1,055,330	19.6%

Total with adjustment or at fair value	2,514,997	—	1,055,330	3,570,327	66.3%
At book value with minimal or no charge adjustment	136,050	—	—	136,050	2.5%
Not subject to discretionary withdrawal	1,677,542	—	—	1,677,542	31.2%

Gross annuity reserves and deposit liabilities	4,328,589	—	1,055,330	5,383,919	100.0%
Reinsurance ceded	—	—	—	—

Total net annuity reserves and deposit liabilities	$4,328,589	$—	$1,055,330	$5,383,919

72

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%

Total with adjustment or at fair value	—	—	—	—	0.0%
At book value with minimal or no charge adjustment	240,136	—	—	240,136	21.4%
Not subject to discretionary withdrawal	533,432	—	350,244	883,676	78.6%

Gross annuity reserves and deposit liabilities	773,568	—	350,244	1,123,812	100.0%
Reinsurance ceded	—	—	—	—

Total net annuity reserves and deposit liabilities	$773,568	$—	$350,244	$1,123,812

The following table shows policy liabilities associated with the Company’s annuity products.

	2022	2021

Annuities	$6,534,222	$6,217,891
Supplementary contracts with life contingencies	259,403	270,548
Deposit-type contracts	772,808	773,568
Annuity reserves from the separate accounts	8,078,305	8,293,011
Supplementary contracts with life contingencies from the separate accounts	4,493	4,635
Other contract deposit funds	351,662	350,244

Total annuity reserves	$16,000,893	$15,909,897

73

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2022.

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$6,424	$12,019	$—	$—	$—
Universal life	295,462	295,351	298,059	—	—	—
Other permanent cash value life insurance	—	2,144,369	2,581,405	—	—	—
Variable universal life	32,065	32,063	31,950	207,680	207,667	207,618
Miscellaneous reserves	—	4,758	4,758	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	272,656	—	—	—
Accidental death benefits	—	—	3,598	—	—	—
Disability - active lives	—	—	2,321	—	—	—
Disability - disabled lives	—	—	15,872	—	—	—
Miscellaneous reserves	—	—	123,458	—	—	—
Gross reserves before reinsurance	327,527	2,482,965	3,346,096	207,680	207,667	207,618

Ceded reinsurance	—	—	16,769	—	—	—

Net reserves	$327,527	$2,482,965	$3,329,327	$207,680	$207,667	$207,618

74

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2021.

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$7,079	$13,920	$—	$—	$—
Universal life	306,213	306,099	308,776	—	—	—
Other permanent cash value life insurance	—	1,988,980	2,379,804	—	—	—
Variable universal life	34,580	34,577	34,458	242,378	242,360	242,356
Miscellaneous reserves	—	1,928	1,928	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	273,848	—	—	—
Accidental death benefits	—	—	3,584	—	—	—
Disability - active lives	—	—	2,597	—	—	—
Disability - disabled lives	—	—	16,155	—	—	—
Miscellaneous reserves	—	—	21,621	—	—	—
Gross reserves before reinsurance	340,793	2,338,663	3,056,691	242,378	242,360	242,356
Ceded reinsurance	—	—	21,214	—	—	—
Net reserves	$340,793	$2,338,663	$3,035,477	$242,378	$242,360	$242,356

The following table shows policy reserves associated with the Company’s life products.

	2022	2021

Life	$3,179,320	$2,989,592
Accidental death benefits	3,598	3,584
Disability - active lives	2,321	2,597
Disability - disabled lives	15,872	16,155
Miscellaneous	128,216	23,549
Life reserves from the separate accounts	207,618	242,356

Total life insurance policy reserves	$3,536,945	$3,277,833

75

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 10: Statutory Financial Data and Dividend Restrictions

Risk-based capital (“RBC”) requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2022 and 2021, CMFG Life’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

CMFG Life and its insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. CMFG Life could pay $305,847 in stockholder dividends in 2023 without the approval of the Insurance Department. CMFG Life has two direct insurance subsidiaries that could pay an aggregate of $35,705 in stockholder dividends in 2023 without regulatory approval.

Note 11: Notes and Interest Payable

The following table provides the details of the Company’s notes and interest payable at December 31:

	2022	2021
FHLB borrowings	$300,153	$140,004
Total notes and interest payable	$300,153	$140,004

CMFG Life Insurance Company – Borrowings – Federal Home Loan Bank

CMFG Life has borrowing capacity as a result of contractual arrangements with the FHLB as evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that CMFG Life is entitled to borrow from the FHLB if it purchases FHLB restricted stock and provides securities as collateral for such borrowings. The Company must hold FHLB membership stock equal to 0.12% of the Company’s total assets, with an overall limitation of $10,000. The Company must also hold activity stock of 4% of the amount of outstanding advances. Interest on borrowings was calculated daily at floating rates that ranged from 0.28% to 4.60% in 2022, 0.28% to 0.36% in 2021, and 0.28% to 1.85% in 2020. Interest expense was $2,401, $413, and $1,906 for years ended December 31, 2022, 2021, and 2020, respectively. All borrowings were short-term in nature with maturity dates less than 90 days. Payments are due on the borrowings at various dates throughout 2023 with options of renewal available.

CMFG Life Insurance Company – Funding Agreements – Federal Home Loan Bank

The Company issues variable interest rate funding agreements to the FHLB in the general account. Variable interest on the variable interest rate agreements is calculated daily at floating rates that range from 0.5% to 5.6% in 2022, 0.4% to 0.7% in 2021 and 0.4% to 2.3% in 2020. The original maturities of the agreements range from 4 to 7 years. Recognized liabilities, included in liability for deposit-type contracts in the statutory statement of admitted assets, liabilities and capital and surplus, are matched to specific assets so that the liabilities and assets are aligned. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions.

76

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The Company issues both fixed and variable interest rate funding agreements in the separate accounts. Fixed interest rates on borrowings ranged from 0.6% to 1.0% with original maturities ranging from 3 to 5 years in 2022 and 2021. Variable interest on borrowings was calculated daily at floating rates that ranged from 0.5% to 5.5% in 2022 and 0.4% to 0.7% in 2021 with original maturities ranging from 4 to 7 years. The separate account invests in assets that match the duration and interest rate characteristics of the recognized liability, which is included in the liability for deposit-type contracts in the statutory basis statements of admitted assets, liabilities and capital and surplus. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions.

TruStage –Credit Agreement – Wells Fargo Bank

In July 2022, TruStage Financial Group, Inc. (“TruStage”), CMFG Life, CUMIS Insurance Society, Inc. (“CUMIS”), AMLIC, and CMIC entered into an $800,000 five-year unsecured revolving credit agreement with Wells Fargo Bank, National Association and other lenders. The agreement matures in July 2027 and replaces the $400,000 facility entered into in November 2019. The current and prior year facility have an unused fee assessed at 0.15% and 0.23% on the unused principal at December 31, 2022 and 2021, respectively. Under the current agreement, interest amounts are calculated based on certain benchmark interest rates plus a spread that ranges from 0.000% to 1.625% based on TruStage, Inc.’s debt rating. Under the prior agreement, interest amounts were calculated based on TruStage, Inc.’s debt to capital ratio. TruStage is required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. TruStage was in compliance with its covenants at December 31, 2022 and 2021. At December 31, 2021, CMFG Life and CUMIS were in compliance with minimum statutory RBC ratios; those covenants were excluded from the new agreement. As of December 31, 2022 and 2021, there were no outstanding borrowings under the facility and accordingly, as of December 31, 2022, the entire facility was available for general corporate purposes.

77

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Federal Home Loan Bank Information

The FHLB stock owned, borrowing capacity, collateral pledged, aggregate borrowing and reserves for the line of credit and funding agreements were as follows:

	2022	2021
Membership class B stock - nonredeemable	$10,000	$10,000
Activity stock	44,000	37,600
Total stock	$54,000	$47,600
Estimated borrowing capacity	$1,100,000	$940,000
Collateral pledged as of reporting date:
Carrying value - general account	$982,497	$961,148
Carrying value - separate account	571,095	249,986
Fair value - general account	873,783	1,066,029
Fair value - separate account	497,531	262,055
Maximum pledged during the reporting period:
Carrying value - general account	965,760	1,130,329
Carrying value - separate account	590,741	341,431
Fair value - general account	1,031,263	1,240,182
Fair value - separate account	573,386	371,090

Borrowing at time of maximum collateral - general account	$660,000	$760,000
Borrowing at time of maximum collateral - separate account	350,000	350,000
Maximum borrowing during reporting period - general account	930,000	850,000
Maximum borrowing during reporting period - separate account	350,000	350,000

Borrowing as of reporting date - general account	$300,000	$140,000
Funding agreements issued - general account	450,000	450,000

Total borrowings/funding agreements issued - general account	$750,000	$590,000

Funding agreements issued - general account	$450,000	$450,000
Funding agreements issued - separate account	350,000	350,000

Funding agreements issued - total	$800,000	$800,000

Funding agreement reserves - general account	$453,285	$450,412
Funding agreement reserves - separate account	351,271	350,136

Funding agreement reserves - total	$804,556	$800,548

78

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 12: Surplus Notes

The surplus notes are unsecured obligations of CMFG Life, ranking subordinate to the claims of policyholders and all other creditors. CMFG Life may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to and received approval from the applicable insurance regulatory authority. The first principal payment was made in July 2020. The Company is scheduled to make equal annual principal payments of $7,727 in July through 2030, subject to the foregoing regulatory approvals. Interest, at 8.5%, on the notes is payable semi-annually. CMFG Life is required to comply with certain financial covenants including maintenance of a minimum statutory RBC ratio and minimum total adjusted statutory capital level. At December 31, 2022, CMFG Life was in compliance with these covenants.

CMFG Life incurred and paid interest of $5,638, $6,295, and $7,225 in 2022, 2021 and 2020, respectively.

Note 13: Commitments and Contingencies

Commitments

The Company had the following commitments outstanding at December 31.

	2022	2021

Unaffiliated limited partnerships	$1,111	$1,181
Affiliated limited partnerships	1,197,374	1,237,535
LIHTC investments	101,676	72,907
Mortgage loans	—	2,550
Private placement bonds	29,000	47,764
Other	5,582	18,820

Total commitments	$1,334,743	$1,380,758

79

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Leases

The Company contracts for long term leases for office space, autos and equipment. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, as well as fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

The Company has the following future minimum operating lease payments as of December 31, 2022.

Future Minimum
Operating
Lease Payments

2023	$414
2024	246
2025	210
2026	210
2027	210
Thereafter	124

Total future minimum lease payments	$1,414

Rental expense included in the Company’s operations, excluding rent expense applicable to its own buildings, amounted to $1,383, $1,240, and $1,695 in 2022, 2021 and 2020, respectively.

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company.

80

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 14: Benefit Plans

Postretirement Benefit Plans

The Company has no ongoing obligation to the qualified pension plans in which its employees participate which are sponsored by its parent but contributes to the annual cost. The Company incurred $15,000 of expense for these plans in 2022 and no expense in 2021. The consolidated Company incurred no expenses for these plans for 2020.

The Company maintains non-qualified defined benefit plans for certain employees and directors, as well as postretirement benefit plans that provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. Retirement medical subsidies were eliminated January 1, 2016 for future retirees who do not meet certain age, years of service and/or employment status criteria. This was pursuant to the amendments to a collective bargaining agreement with represented employees.

The measurement date for all benefit plans is December 31.

The following tables provide information with respect to the benefit obligations for the years ended at December 31.

	Pension Benefits		Other Postretirement Benefits
	2022	2021	2022	2021

Reconciliation of benefit obligations:
Obligations at January 1	$49,029	$46,519	$89,900	$90,686
Service cost	1,162	1,081	2,116	2,304
Interest cost	2,614	763	2,723	2,582
Actuarial loss (gain)	(5,909)	3,093	(28,353)	(5,194)
Benefit payments	(2,566)	(2,427)	(2,375)	(1,648)
Prior service cost	—	—	—	1,170

Total benefit obligations at December 31	$44,330	$49,029	$64,011	$89,900

81

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following tables provide information with respect to the fair value of assets for the years ended December 31:

	Pension Benefits		Other Postretirement Benefits
	2022	2021	2022	2021

Reconciliation of fair value of plan assets:

Fair value of plan assets at January 1	$—	$—	$—	$—
Employer contributions	2,566	2,427	2,375	1,648
Benefit payments	(2,566)	(2,427)	(2,375)	(1,648)

Fair value of plan assets at December 31	$—	$—	$—	$—

The following tables provide information with respect to the funded status of the plans for the years ended at December 31:

	Pension Benefits		Other Postretirement Benefits
	2022	2021	2022	2021
Funded status at December 31	$(44,330)	$(49,029)	$(64,012)	$(89,901)
Accrued benefit asset (liability)	$(44,330)	$(49,029)	$(64,012)	$(89,901)

The following table provides information about pension benefits and other postretirement benefits for the plans for the years ended December 31:

	Pension Benefits		Other Postretirement Benefits
	2022	2021	2022	2021

Net prior service costs (benefit)	$—	$—	$1,012	$1,028
Net actuarial (gain) loss	9,170	16,406	(22,232)	6,648

Balance at end of year	$9,170	$16,406	$(21,220)	$7,676

The estimated net actuarial loss and prior service cost that will be amortized into net periodic benefit cost during 2023 for the non-qualified pension plans are $528 and $21, respectively. The estimated net actuarial gain and prior service cost that will be amortized for the other postretirement benefit plans are $1,381 and $166, respectively.

The accumulated benefit obligation (“ABO”) represents the actuarial net present value of estimated future benefit obligations. The ABO for pension plans was $43,763 and $44,632 at December 31, 2022 and 2021, respectively.

82

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table provides information with respect to the components of the net periodic benefit cost.

	Pension Benefits			Other Postretirement Benefits
	2022	2021	2020	2022	2021	2020

Service cost	$1,162	$1,081	$678	$2,116	$2,304	$1,691
Interest cost	2,614	763	1,637	2,723	2,582	2,873
Amortization of prior service cost	1,310	1,443	640	17	177	(185)
Amortization of net unrecognized (gain) loss	64	65	111	—	—	—

Net periodic benefit cost	$5,150	$3,352	$3,066	$4,856	$5,063	$4,379

The actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

	Pension Benefits		Other Postretirement Benefits
	2022	2021	2022	2021

Weighted average assumptions at December 31 for benefit cost:
Discount rate	3.0%	2.7%	3.1%	2.9%
Rate of compensation increase	5.3%	4.3%	5.3%	4.3%

Weighted average assumptions at December 31 for obligation:
Discount rate	5.5%	3.0%	5.5%	3.1%
Rate of compensation increase	5.3%	5.3%	5.3%	5.3%

For measurement purposes, a 6.4% annual rate of increase in the per capita cost of covered health care benefits was assumed, decreasing gradually to 3.7% for 2074 and thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% increase (or decrease) in the assumed health care cost trend rate for each year would increase (decrease) the accumulated other postretirement benefit obligation as of December 31, 2022 by $1,503 or ($1,396) and the annual net periodic other postretirement benefit cost for the year then ended by $76 or ($71).

83

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Estimated Future Benefit Payments

Expected future benefit payments for the years ended December 31 are as follows:

		Other
		Postretirement
		Benefits
	Pension	Including
	Benefits	Subsidy

Estimated future benefit payments:
2023	$2,647	$2,642
2024	2,758	3,049
2025	2,757	3,649
2026	2,870	4,049
2027	2,974	4,376
2028-2032	16,170	22,754

The Company anticipates remitting $10,000 in 2023 to TruStage for TruStage’s contribution to the pension plans it sponsors for which the Company’s employees participate. Such remittance will be recorded as expense upon payment. For the remaining pension plans and other postretirement benefits, the employer contributions will be equivalent to the estimated 2023 benefits.

Defined Contribution Plans

The Company sponsors thrift and savings plans, which cover substantially all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company may make contributions based on certain criteria. The Company’s contributions for the years ended December 31, 2022 and 2021 were $23,608 and $21,292, respectively. The consolidated Company’s contribution for the year ended December 31, 2020 was $19,913.

84

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 15: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2022	2021

Nonadmitted assets:
Electronic data processing equipment and software	$(80,476)	$(71,931)
Furniture and equipment	(13,452)	(11,989)
Prepaid expenses and assets of 401(h) account	(45,738)	(42,218)
Net deferred tax asset	(47,511)	—
Intangible assets	(24,454)	(26,853)
Goodwill	(325,830)	(417,329)
Other	(33,867)	(18,832)

Total nonadmitted assets deducted from surplus	$(571,328)	$(589,152)

Asset valuation reserve	$(543,675)	$(718,509)
Net unrealized capital gains (losses)	289,955	530,897

Note 16: Premiums Deferred and Uncollected

Deferred and uncollected insurance premiums as of December 31 are shown in the following table:

	2022		2021
		Net of		Net of
	Gross	Loading	Gross	Loading

Ordinary new business	$71,034	$8,032	$83,358	$16,475
Ordinary renewal	312,251	246,062	270,210	213,269
Credit life	12,531	12,531	13,275	13,275
Group life	50,139	42,613	53,828	45,532
Accident and health	21,423	21,423	22,651	22,651
Nonadmitted receivables	(27)	(27)	(28)	(28)

Totals	$467,351	$330,634	$443,294	$311,174

Gross premium represents the amount of premium charged to the policyholders. The amount net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.

85

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 17: Separate Accounts

Separate accounts represent funds that are invested to support the Company’s obligations under variable annuities, variable life policies and registered indexed annuities. The assets of the separate accounts are carried at fair value, with the exception of certain assets for the registered indexed annuities, which are carried at amortized cost, or the lower of amortized cost or fair value, based on the security’s NAIC designation or for limited partnerships which are carried at cost plus or minus the separate account’s equity in the undistributed earnings or losses as reported by the partnerships. See Note 2, Summary of Significant Accounting Policies – Prescribed Statutory Accounting Practice for additional information regarding this prescribed practice.

The general account of the Company has a maximum guarantee of separate account variable annuity liabilities of $237,331 and $47,464 as of December 31, 2022 and 2021, respectively. The general account paid $212, $169, and $295 in 2022, 2021, and 2020, respectively, towards variable annuity guarantees. The separate account paid risk charges to the general account related to these guarantees of $13,047, $5,053, and $3,416 in 2022, 2021, and 2020, respectively.

Information relating to the Company’s separate account business as of December 31 is set forth in the tables below.

	2022		2021
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Reserves with assets held:
At fair value	$—	$1,604,235	$—	$2,074,231
At amortized cost	6,686,573	—	6,465,879	—

Total	$6,686,573	$1,604,235	$6,465,879	$2,074,231

Reserves with assets subject to discretionary withdrawal:
At fair value	$—	$1,599,351	$—	$2,069,488
With fair value adjustment	6,686,573	—	6,465,879	—
Not subject to discretionary withdrawal	—	4,884	—	4,743

Total	$6,686,573	$1,604,235	$6,465,879	$2,074,231

The fair value of separate account assets held at amortized cost was $4,725,078 and $5,514,754 at December 31, 2022 and 2021, respectively. The unrealized gain (loss) on the assets held at amortized cost was ($638,587) and $166,153 at December 31, 2022 and 2021, respectively.

86

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table shows the premiums and deposits for contracts recorded in the separate accounts for the years ended December 31.

	2022		2021
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Non-guaranteed premiums, considerations and deposits received for separate account policies	$1,277,196	$74,374	$1,498,522	$91,936

Total	$1,277,196	$74,374	$1,498,522	$91,936

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2022		2021
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Transfers to separate accounts	$1,277,196	$74,374	$1,498,522	$91,936
Transfers from separate accounts	(677,190)	(271,988)	(411,955)	(547,329)

Net transfers to (from) separate accounts	$600,006	$(197,614)	$1,086,567	$(455,393)

Note 18: Subsequent Events

The Company evaluated subsequent events through March 17, 2023, the date the statutory basis financial statements were available for issuance. There were no subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements.

87

CMFG LIFE INSURANCE COMPANY
Supplemental Schedules
December 31, 2022

Supplemental Schedules

88

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data As of and for the Year Ended December 31, 2022
(000s omitted)

Net investment income earned:
Government bonds	$1,122
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	330,669
Bonds of affiliates	11,895
Preferred stocks (unaffiliated)	204
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	4,614
Common stocks of affiliates	241,961
Mortgage loans	84,124
Real estate	22,576
Premium notes, contract loans and liens	6,575
Cash	1,620
Cash equivalents	—
Short-term investments	—
Other invested assets	122,746
Derivatives	4,927
Aggregate write-in for net investment income	6,616
Gross net investment income	$839,649

Real estate owned - book value less encumbrances	$150,289

Mortgage loans - book value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	1,968,216
Total mortgage loans	$1,968,216

Mortgage loans by standing - book value:
Good standing	$1,968,216
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—
Other long-term assets-statement value	1,727,499
Collateral loans	—
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds	168,495
Preferred stocks	—
Common stocks	1,812,410

89

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2022
(000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$407,272
Over 1 year through 5 years	3,333,410
Over 5 years through 10 years	3,085,032
Over 10 years through 20 years	1,495,503
Over 20 years	1,432,458
No maturity	4,297
Total by maturity	$9,757,972

Bonds by class - statement value
Class 1	$5,935,808
Class 2	3,364,763
Class 3	414,588
Class 4	31,138
Class 5	10,368
Class 6	1,307
Total by class	$9,757,972

Total bonds publicly traded	$5,984,505
Total bonds privately placed	3,773,467

Preferred stocks - statement value	4,000
Common stocks - market value	78,476
Short-term investments - book value	—
Options, caps & floors - statement value	656
Options, caps & floors written and in force - statement value (excluding liabilities)	—
Collar, swap & forward agreements open - statement value	—
Futures contracts open - current value (excluding liabilities)	—
Cash	18,471
Cash equivalents	18,282

90

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2022
(000s omitted)

Life insurance in force:
Ordinary	$43,368,083
Credit life	18,315,510
Group life	6,741,958

Amount of accidental death insurance in force under ordinary policies	1,020,214

Life insurance policies with disability provisions in force:
Ordinary	570,467
Credit life	8,462
Group life	24

91

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2022
(000s omitted)

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	$113,397
Income payable	8,281

Ordinary - involving life contingencies
Income payable	29,632

Group - not involving life contingencies
Amount of deposit	—
Income payable	—

Group - involving life contingencies
Income payable	—

Annuities:
Ordinary
Immediate - amount of income payable	38,980
Deferred - fully paid - account balance	8,584,274
Deferred - not fully paid - account balance	1,034,888

Group
Immediate - amount of income payable	166,205
Fully paid account payable	—
Not fully paid - account balance	3,269,403

Accident and health insurance - premium in force
Ordinary	69,502
Group	314,128
Credit	293,435

Deposit funds and dividends accumulations:
Deposit funds - account balance	660
Dividend accumulations - account balance	138,574

92

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2022
(000s omitted)

Claim payments 2022
Group accident and health - year ended December 31
2022	$48,150
2021	45,683
2020	2,765
2019	2,462
2018	551
Prior	2,861

Other accident and health
2022	2,697
2021	8,004
2020	4,329
2019	3,586
2018	1,812
Prior	2,185

Other coverages that use developmental methods to calculate claims reserves
2022	28,526
2021	29,195
2020	16,146
2019	10,816
2018	6,725
Prior	7,995

93

CMFG LIFE INSURANCE COMPANY
Summary Investment Schedule December 31, 2022
(000s omitted)

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage

Long-Term Bonds:
U.S. governments	$173,794	$173,794	1.1%
All other governments	9,156	9,156	0.1%
U.S. states, territories and possessions,
etc. guaranteed	25,787	25,787	0.2%
U.S. political subdivisions of states, territories,
and possessions, guaranteed	273,416	273,416	1.7%
U.S. special revenue and special assessment
obligations, etc. non-guaranteed	569,486	569,486	3.5%
Industrial and miscellaneous	8,533,043	8,533,043	53.1%
Hybrid securities	—	—	0.0%
Parent, subsidiaries and affiliates	168,495	168,495	1.0%
SVO identified funds	4,797	4,797	0.0%
Unaffiliated bank loans	—	—	0.0%
Total long-term bonds	9,757,974	9,757,974	60.7%
Preferred Stocks
Industrial and miscellaneous (unaffiliated)	4,000	4,000	0.0%
Parent, subsidiaries and affiliates	—	—	0.0%
Total preferred stocks	4,000	4,000	0.0%
Common Stocks
Industrial and miscellaneous
Publicly traded (Unaffiliated)	68,715	68,715	0.4%
Industrial and miscellaneous - Other (unaffiliated)	9,761	9,761	0.1%
Parent, subsidiaries and affiliates - Publicly traded	—	—	0.0%
Parent, subsidiaries and affiliates - Other	2,139,132	1,812,410	11.3%
Mutual funds	—	—	0.0%
Unit investment trusts	—	—	0.0%
Total common stocks	2,217,608	1,890,886	11.8%
Mortgage loans	1,968,216	1,968,216	12.2%
Real estate	152,653	152,651	0.9%
Cash, cash equivalents and short-term investments	36,753	36,753	0.2%
Contract loans	111,086	111,086	0.7%
Derivatives	25,792	25,792	0.2%
Other invested assets	1,697,692	1,697,692	10.6%
Receivables for securities	5,322	5,322	0.0%
Securities lending	393,601	393,601	2.4%
Other - Margin account deposits	29,807	29,807	0.2%
Total invested assets	$16,400,504	$16,073,780	100%

94

CMFG LIFE INSURANCE COMPANY
Reinsurance Contract Interrogatories
Year Ended December 31, 2022

1.	CMFG Life has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.

2.	CMFG Life has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

3.	CMFG Life has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

4.	CMFG Life has not ceded any risk during the period ended December 31, 2022 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

5.	CMFG Life cedes an 80% quota share of certain fixed annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

95

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2022

(To Be Filed by April 1)

Of The CMFG Life Insurance Company

ADDRESS (City, State and Zip Code) Madison , WI 53705

NAIC Group Code 0306                     NAIC Company Code 62626                     Federal Employer’s Identification Number (FEIN) 39-0230590

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$170,420,831,430

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	CUNA Mutual Investment Corporation	Equity	$1,176,833,912	6.9%
2.02	MCA Fund IV LP	Equity	864,246,293	5.1%
2.03	MCA Fund III Holding LLC	Bond/Equity	485,603,899	2.8%
2.04	American Memorial Life Ins. Co.	Equity	479,200,864	2.8%
2.05	MCA Fund V LP	Equity	337,490,304	2.0%
2.06	Union Security Insurance Co.	Equity	156,375,295	0.9%
2.07	Federal Home Loan Bk Des Moines	Equity	54,000,000	0.3%
2.08	UBS Commercial Mortgage Trust	Bond	52,754,599	0.3%
2.09	American Express Credit Acct	Bond	50,887,207	0.3%
2.10	FREMF Mortgage Trust	Bond	42,343,466	0.2%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

	Bonds	1	2
3.01	NAIC-1	$5,936,307,006	34.8%
3.02	NAIC-2	3,364,736,209	19.7%
3.03	NAIC-3	414,588,054	2.4%
3.04	NAIC-4	31,137,716	0.2%
3.05	NAIC-5	10,367,602	0.1%
3.06	NAIC-6	1,307,232	—

	Preferred Stocks	3	4
3.07	P/RP-1	$—	—
3.08	P/RP-2	4,000,000	—
3.09	P/RP-3	—	—
3.10	P/RP-4	2,619	—
3.11	P/RP-5	4,250	—
3.12	P/RP-6	—	—

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]
If response to 4.01 above is yes, responses are not provided for interrogatories 5-10.

4.02	Total admitted assets held in foreign investments	$2,416,072,800	14.2%
4.03	Foreign-currency-denominated investments	262,353,662	1.5%
4.04	Insurance liabilities denominated in that same foreign currency	—	—

SUPPLEMENT FOR THE YEAR 2022 OF THE CMFG Life Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		1	2
5.01	Countries rated NAIC-1	$2,325,364,066	13.6%
5.02	Countries rated NAIC-2	50,501,813	0.3%
5.03	Countries rated NAIC-3 or below	40,206,921	0.2%

6.	Two largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

		1	2
	Countries rated NAIC-1:
6.01	Country 1: Cayman Islands	$956,507,235	5.6%
6.02	Country 2: United Kingdom	348,853,999	2.0%

	Countries rated NAIC-2:
6.03	Country 1: Mexico	$22,016,116	0.1%
6.04	Country 2: Indonesia	8,097,495	—

	Countries rated NAIC-3 or below:
6.05	Country 1: Barbados	$14,308,685	0.1%
6.06	Country 2: Colombia	7,937,937	—

		1	2
7.	Aggregate unhedged foreign currency exposure:	$3,280,410	—

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

		1	2
8.01	Countries rated NAIC-1	$2,594,808	—
8.02	Countries rated NAIC-2	—	—
8.03	Countries rated NAIC-3 or below	685,602	—

9.	Two largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

	Countries rated NAIC-1:	1	2
9.01	Country 1: Netherlands Antilles	$2,594,808	—
9.02	Country 2:	—	—

	Countries rated NAIC-2:
9.03	Country 1:	$—	—
9.04	Country 2:	—	—

	Countries rated NAIC-3 or below:
9.05	Country 1: Barbados	$508,865	—
9.06	Country 2: Guyana	176,737	—

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2
	Issuer	NAIC Rating	3	4
10.01	Venture CDO LTD	1	$40,144,765	0.2%
10.02	Neuberger Berman CLO LTD	1	27,547,878	0.2%
10.03	SHV Nederland BV	2	26,057,500	0.2%
10.04	Capital Investors Europe PBI L	1	25,692,001	0.2%
10.05	OHA Loan Funding LTD	1	25,000,000	0.1%
10.06	ABPCI Direct Lending Fund CLO	1	20,504,984	0.1%
10.07	Z Capital Credit Partners CLO	1	20,060,219	0.1%
10.08	Siemens Financieringsmat	1	19,902,915	0.1%
10.09	Allegany Park CLO, LTD	1	19,716,416	0.1%
10.10	Transurban Queensland	2	19,000,000	0.1%

285.1

SUPPLEMENT FOR THE YEAR 2022 OF THE CMFG Life Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 11.01 is yes, detail is not provided for the remainder of Interrogatory 11.

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 12.01 is yes, responses are not provided for the remainder of Interrogatory 12.

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]

If response to 13.01 above is yes, responses are not provided for the remainder of Interrogatory 13.

	1	2	3
	Name of Issuer
13.02	CUNA Mutual Investment Corporation	$1,176,833,912	6.9%
13.03	MCA Fund IV LP	864,246,293	5.1%
13.04	American Memorial Life Insurance Co	479,200,864	2.8%
13.05	MCA Fund V LP	337,490,304	2.0%
13.06	MCA Fund III Holding LLC	317,108,870	1.9%
13.07	Union Security Insurance Co	156,375,295	0.9%
13.08	Federal Home Loan Bank Des Moines	54,000,000	0.3%
13.09	Owl Rock Capital Corporation	14,714,746	0.1%
13.10	CMG Limited (Tamilnad)	6,307,140	—
13.11	Allstate Corp.	4,000,000	—

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SUPPLEMENT FOR THE YEAR 2022 OF THE CMFG Life Insurance Company

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets	Yes [ X ] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05

Ten largest fund managers:

	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06	State Street Global Advisors	$11,683,690	$11,683,690	$—
14.07	Allspring	6,019,602	6,019,602	—
14.08	Wells Fargo Funds	80,691	80,691	—

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 15.01 above is yes, responses are not provided for the remainder of Interrogatory 15.

285.3

SUPPLEMENT FOR THE YEAR 2022 OF THE CMFG Life Insurance Company

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]

If response to 16.01 above is yes, responses are not provided for the remainder of Interrogatory 16 and Interrogatory 17.

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial	$30,000,000	0.2%
16.03	Commercial	$30,000,000	0.2%
16.04	Commercial	29,000,000	0.2%
16.05	Commercial	28,379,434	0.2%
16.06	Commercial	25,578,192	0.2%
16.07	Commercial	25,500,000	0.1%
16.08	Commercial	25,000,000	0.1%
16.09	Commercial	21,710,000	0.1%
16.10	Commercial	21,610,000	0.1%
16.11	Commercial	20,832,165	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Loans
16.12	Construction loans	$—	—
16.13	Mortgage loans over 90 days past due	—	—
16.14	Mortgage loans in the process of foreclosure	—	—
16.15	Mortgage loans foreclosed	—	—
16.16	Restructured mortgage loans	—	—

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan-to-Value	1	2	3	4	5	6
17.01	above 95%	$—	—	$—	—	$—	—
17.02	91% to 95%	—	—	—	—	—	—
17.03	81% to 90%	—	—	—	—	—	—
17.04	71% to 80%	—	—	156,178,944	0.9%	—	—
17.05	below 70%	—	—	1,812,036,874	10.6%	—	—

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 18.01 above is yes, responses are not provided for the remainder of Interrogatory 18.

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans.

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s admitted assets?	Yes [ X ] No [ ]

If response to 19.01 is yes, responses are not provided for the remainder of Interrogatory 19.

285.4

SUPPLEMENT FOR THE YEAR 2022 OF THE CMFG Life Insurance Company

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets
	held as collateral for such transactions)	$451,190,186	2.6%	$395,246,801	$443,335,640	$459,916,208
20.02	Repurchase agreements	—	—	—	—	—
20.03	Reverse repurchase agreements	393,601,226	2.300%	395,522,933	400,460,586	391,839,441
20.04	Dollar repurchase agreements	—	—	—	—	—
20.05	Dollar reverse repurchase agreements	—	—	—	—	—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$—	—	$—	—
21.02	Income generation	—	—	—	—
21.03	Other	—	—	—	—

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$7,009,348	—	$6,310,745	$6,837,069	$6,998,373
22.02	Income generation	—	—	—	—	—
22.03	Replications	—	—	—	—	—
22.04	Other	—	—	—	—	—

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
23.01	Hedging	$257,050	—	$295,200	$295,200	$275,600
23.02	Income generation	—	—	—	—	—
23.03	Replications	—	—	—	—	—
23.04	Other	—	—	—	—	—

285.5